                                                       Registration No. 33-88578



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 2
                                       to
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE
                              (Exact Name of Trust)


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                               (Name of Depositor)

                  One Tower Square, Hartford, Connecticut 06183
          (Complete Address of Depositor's Principal Executive Offices)

                                Ernest J. Wright
                                    Secretary
                     The Travelers Life and Annuity Company
                                One Tower Square
                           Hartford, Connecticut 06183
                     (Name and address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):

____      immediately upon filing pursuant to paragraph (b)
  X       on May 1, 1997 pursuant to paragraph (b)
____      60 days after filing pursuant to paragraph (a)(1)
____      on __________ pursuant to paragraph (a)(1) of Rule 485..

____ Check the box if it is proposed that this filing will become effective on _______ at _____ pursuant to Rule 487. ______

AN INDEFINITE AMOUNT OF VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS WAS REGISTERED PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. A RULE 24f-2 NOTICE FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 WAS FILED ON FEBRUARY 28 1997.

                                        RECONCILIATION AND TIE BETWEEN

                                          FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2       CAPTION IN PROSPECTUS
-----------       ---------------------
       1          Cover page
       2          Cover page
       3          Safekeeping of the Separate Account's Assets
       4          Distribution of the Policy
       5          The Separate Account
       6          The Separate Account
       7          Not applicable
       8          Not applicable
       9          Legal Proceedings and Opinion
      10          Prospectus Summary; The Insurance Company; The Separate Account;
                  The Investment Options; The Policy; Transfers of Cash Value;
                  Policy Surrenders and Cash Surrender Value; Voting Rights;
                  Dividends
      11          The Separate Account; The Investment Options
      12          The Investment Options
      13          Charges and Deductions; Distribution of the Policies
      14          The Policy
      15          The Policy
      16          The Separate Account; The Investment Options; Allocation of Premium
                  Payments
      17          Prospectus Summary; Right to Cancel Period; Policy Surrenders and Cash
                  Surrender Value; Policy Loans; Exchange Rights
      18          The Investment Options; Charges and Deductions; Federal Tax
                  Considerations
      19          Reports to Policy Owners
      20          The Insurance Company
      21          Policy Loans
      22          Not applicable
      23          Not applicable
      24          Not applicable
      25          The Insurance Company
      26          Not applicable
      27          The Insurance Company
      28          The Insurance Company; Management
      29          The Insurance Company
      30          Not applicable
      31          Not applicable
      32          Not applicable
      33          Not applicable
      34          Not applicable
      35          Distribution of the Policy
      36          Not applicable
      37          Not applicable
      38          Distribution of the Policy
      39          Distribution of the Policy
      40          Not applicable

Item No. of
Form N-8B-2       CAPTION IN PROSPECTUS
-----------       ---------------------
      41          Distribution of the Policy
      42          Not applicable
      43          Not applicable
      44          Valuation of the Separate Account
      45          Not applicable
      46          The Policy; Valuation of the Separate Account; Transfers of Cash Value;
                  Policy Surrenders and Cash Surrender Value
      47          The Separate Account; The Investment Options
      48          The Insurance Company
      49          Safekeeping of the Separate Account's Assets
      50          Not applicable
      51          Prospectus Summary; The Insurance Company; The Policy; Death
                  Benefits; Policy Lapse and Reinstatement
      52          The Separate Account; The Investment Options; Investment Managers
      53          Federal Tax Considerations
      54          Not applicable
      55          Not applicable
      56          Not applicable
      57          Not applicable
      58          Not applicable
      59          Financial Statements

                                   PROSPECTUS

This Prospectus describes a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company") and funded by The Travelers Variable Life Insurance Separate Account One ("Separate Account One"). Separate Account One invests in certain mutual funds that are referred to in this Prospectus as "Investment Options." Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $25,000.

The Policy provides for the payment of a Death Benefit upon the death of the Insured, and for a Cash Value that can be obtained through policy loans or full or partial surrenders of the Policy. The Death Benefit and Cash Value of a Policy will vary based on the performance of underlying investment options. There is no guaranteed minimum Cash Value for a Policy. Additionally, the Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. Regardless of the performance of the Investment Options, so long as the Policy is in force, the Death Benefit can never be less than the current Stated Amount (with proceeds payable reduced by outstanding policy loans and unpaid interest). The Policy will remain in force for as long as the Cash Surrender Value is sufficient to pay the monthly charges imposed under the Policy.

From the Issue Date through the end of the Right to Cancel Period, the Initial Premium will be allocated to the Smith Barney Money Market Portfolio. Thereafter, the Cash Value and any premium payments made under the Policy may be allocated to one or more of the following Investment Options available under Separate Account One where they will accumulate on a

                                               (Continued on the following page)


THE POLICY WILL OR MAY BE A MODIFIED ENDOWMENT CONTRACT. CERTAIN POLICY LOANS, PARTIAL WITHDRAWALS OR SURRENDERS WILL OR MAY RESULT IN ADVERSE TAX CONSEQUENCES OR PENALTIES.



THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE UNDERLYING INVESTMENT OPTIONS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.



THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. PROSPECTIVE POLICY OWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.



                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997 variable basis: Smith Barney Income and Growth, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney International Equity, TBC Managed Income, Putnam Diversified Income, Smith Barney High Income, MFS Total Return, Smith Barney Money Market and AIM Capital Appreciation Portfolios of The Travelers Series Fund Inc.; Smith Barney Total Return Portfolio of the Smith Barney Series Fund; three Zero Coupon Bond Fund Portfolios (Series 1998, 2000,
2005), and MFS Emerging Growth of The Travelers Series Trust; Select High Growth, Select Growth, Select Balanced, Select Conservative, Select Income of Smith Barney Concert Allocation Series, Inc. The Policy Owner bears the investment risk for all amounts allocated to the underlying Investment Options.


The Policy has a Right to Cancel Period during which the applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after the Owner receives the Policy, ten days after we mail or deliver a written Notice of Right to Cancel to the Owner, or 45 days after the applicant signs the application for insurance (or later, if state law requires).

It may not be advantageous to purchase this Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own a variable life insurance policy. Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract for federal income tax purposes. As a modified endowment contract, any loan, partial withdrawal, or surrender may result in adverse tax consequences, including possible penalties. However, as with any life insurance contract, (1) a Policy Owner generally should not be considered in constructive receipt of the Policy's Cash Value, including incremental increases therein, unless and until he or she is in actual receipt of distributions from the Policy, and (2) Death Benefit payments should generally be excluded from the gross income of the Policy beneficiary. A prospective Policy Owner who wants to purchase a Policy that is not a modified endowment contract should consult his or her personal tax adviser.

                               TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS.............................................................      5
PROSPECTUS SUMMARY....................................................................      7
THE INSURANCE COMPANY.................................................................     13
THE SEPARATE ACCOUNT..................................................................     13
  Separate Account One................................................................     13
  Addition, Deletion or Substitution of Investments...................................     13
THE INVESTMENT OPTIONS................................................................     14
  Investment Managers.................................................................     16
  Mixed and Shared Funding............................................................     16
THE POLICY............................................................................     16
  The Policy Application..............................................................     16
  Eligible Purchasers.................................................................     17
  Payments Made Under the Policy......................................................     17
  Allocation of Premium Payments......................................................     18
  Right to Cancel Period..............................................................     18
CHARGES AND DEDUCTIONS................................................................     19
  Monthly Deduction Amount............................................................     19
     Cost of Insurance Charge.........................................................     19
     State Premium Tax Charge.........................................................     19
     Charges for Supplemental Benefit Provisions......................................     20
  CHARGES AGAINST THE INVESTMENT OPTIONS OF SEPARATE ACCOUNT ONE......................     20
     Mortality and Expense Risk Charge................................................     20
     Administrative Expense Charge....................................................     20
     Income Taxes.....................................................................     21
Investment Option Expenses............................................................     21
Surrender Charges.....................................................................     21
Transfer Charge.......................................................................     22
Reduction or Elimination of Charge....................................................     22
VALUATION OF THE SEPARATE ACCOUNT.....................................................     22
  How the Cash Value Varies...........................................................     22
  How the Investment Experience is Determined.........................................     22
  Accumulation Unit Value.............................................................     22
  Net Investment Factor...............................................................     23
  Valuation Periods and Valuation Dates...............................................     23
TRANSFERS OF CASH VALUE...............................................................     23
  Telephone Transfers.................................................................     23
  Automated Transfers (Dollar Cost Averaging).........................................     23
DEATH BENEFIT.........................................................................     25
  Changes in Death Benefit Option.....................................................     25
  Changes in Stated Amount............................................................     25
  Maturity and Maturity Extension Benefits............................................     26

  Policy Lapse and Reinstatement......................................................     26
  Exchange Rights.....................................................................     27
POLICY SURRENDERS AND CASH SURRENDER VALUE............................................     27
  Right to Surrender..................................................................     27
  Full Surrenders.....................................................................     27
  Partial Surrenders..................................................................     27
POLICY LOANS..........................................................................     28
  Risks Associated with Loans Taken Against a Variable Life Insurance Policy..........     28
PAYMENT OPTIONS.......................................................................     29
OTHER MATTERS.........................................................................     29
  Voting Rights.......................................................................     29
  Reports to Policy Owners............................................................     30
  Limit on Right to Contest and Suicide Exclusion.....................................     30
  Misstatement as to Sex and Age......................................................     30
  Suspension of Valuation.............................................................     31
  Beneficiary.........................................................................     31
  Assignment..........................................................................     31
  Dividends...........................................................................     31
FEDERAL TAX CONSIDERATIONS............................................................     31
  General.............................................................................     31
  TAX STATUS OF THE POLICY............................................................     31
  Definition of Life Insurance........................................................     31
  Diversification.....................................................................     32
  Investor Control....................................................................     32
  TAX TREATMENT OF POLICY BENEFITS....................................................     33
  In General..........................................................................     33
  Modified Endowment Contracts........................................................     33
  Exchanges...........................................................................     33
  Aggregation of Modified Endowment Contracts.........................................     34
  Policies which are not Modified Endowment Contracts.................................     34
  Treatment of Loan Interest..........................................................     34
  THE COMPANY'S INCOME TAXES..........................................................     34
MANAGEMENT............................................................................     35
SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY.............................     36
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS..........................................     36
DISTRIBUTION OF THE POLICY............................................................     36
LEGAL PROCEEDINGS AND OPINION.........................................................     36
REGISTRATION STATEMENT................................................................     37
INDEPENDENT ACCOUNTANTS...............................................................     37
ILLUSTRATIONS.........................................................................     38
APPENDIX A -- PERFORMANCE INFORMATION.................................................     43
APPENDIX B -- DEATH BENEFIT EXAMPLES..................................................     45
APPENDIX C -- REPRESENTATIVE STATED AMOUNTS...........................................     47
FINANCIAL STATEMENTS..................................................................    F-1

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:
ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the investment options.
AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.
BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.
CASH SURRENDER VALUE -- the Cash Value less any outstanding policy loan and surrender charges.
CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.
COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Life and Annuity Company located at One Tower Square, Hartford, Connecticut 06183. COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value. DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.
DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.
GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due.
INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.
INSURED -- the person on whose life the Policy is issued.
INVESTMENT OPTIONS -- the open-end management investment companies or portfolios thereof to which you may allocate premiums under Separate Account One.
ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.
LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit a fixed rate of interest. LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.
MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.
MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.
MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deduction for premium tax, and any charge for supplemental benefits.
POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

POLICY MONTH -- monthly periods computed from the Policy Date.
POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.
POLICY YEARS -- annual periods computed from the Policy Date.
SEPARATE ACCOUNT ONE -- The Travelers Variable Life Insurance Separate Account One, a separate account established by The Travelers Life and Annuity Company for the purpose of funding this Policy.
STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.
VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.
VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------
INTRODUCTION
The Policy described in this Prospectus is an individual variable life insurance contract which provides for a premium payment to be allocated to one or more of the Investment Options available under Separate Account One. The Policy is credited with Accumulation Units of the applicable Investment Options.

The Policy has a death benefit, cash surrender value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the premium payment(s) have been allocated. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts. In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount due. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "Valuation of the Separate Account.")

WHAT TYPES OF VARIABLE INVESTMENT OPTIONS ARE AVAILABLE UNDER THE POLICY?
The Policy is funded by The Travelers Variable Life Insurance Separate Account One ("Separate Account One"), a registered unit investment trust separate account established by The Travelers Life and Annuity Company (the "Company"). A Policy Owner allocated premium payments to one or more of the investment options (the "Investment Options") available through Separate Account One. The following Investment Options are currently available under the Policy:


Smith Barney Income and Growth Portfolio       MFS Total Return Portfolio
Alliance Growth Portfolio                      Smith Barney Money Market Portfolio
Van Kampen American Capital Enterprise         AIM Capital Appreciation Portfolio
Portfolio                                      Smith Barney Total Return Portfolio
Smith Barney International Equity Portfolio    Travelers Zero Coupon Bond Fund Portfolio 1998
TBC Managed Income Portfolio                   Travelers Zero Coupon Bond Fund Portfolio 2000
Putnam Diversified Income Portfolio            Travelers Zero Coupon Bond Fund Portfolio 2005
Smith Barney High Income Portfolio             Select High Growth Portfolio
MFS Emerging Growth Portfolio                  Select Balanced Portfolio
Select Growth Portfolio                        Select Income Portfolio
Select Conservative Portfolio



Further information regarding the investment objectives for each Investment Option (including the investment manager) is contained under "The Investment Options". Refer to each Investment Option's prospectus for a complete description of the investment objectives, restrictions and other material information.

WHAT ARE THE REQUIRED AND PERMISSIBLE PREMIUM PAYMENTS?

The minimum Initial Premium is $25,000. Although the Policy can operate as a single premium policy, additional payments may be made under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional Premium Payments.") No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law.

The Initial Premium purchases a Death Benefit initially equal to the Policy's Stated Amount (if Option 1 is selected), or to the Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age and sex of the Insured (as permitted by state law). Generally, the same Initial Premium will purchase a slightly higher stated amount for a female Insured than for a male Insured of the same age. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix C.
HOW WILL PREMIUM PAYMENTS BE ALLOCATED?

During the Right to Cancel Period (as described below), the Initial Premium will be allocated to the Smith Barney Money Market Portfolio. After the expiration of the Right to Cancel Period, the values in the Money Market Portfolio will be allocated to the Investment Options selected on the Policy Application, and the Policy will be credited with the applicable Accumulation Units. (See "Allocation of Premium Payments.")

AFTER THE INITIAL ALLOCATION, MAY I CHANGE THE ALLOCATION OF MY CASH VALUE?

As long as the Policy remains in force, you may transfer all or a portion of your Policy's Cash Value (not including the Loan Account Value) among any of the Investment Options. Currently, transfers may be made at any time without charge. You may request a reallocation of your investment either through written request, or by telephone in accordance with the Company's telephone transfer procedures. (See "Transfers of Cash Value.")


You may also request that the Company establish automated transfers of Cash Values from any Investment Option to any other Investment Option through written request or other method acceptable to the Company. The minimum automated transfer amount is $100 per month. (See "Automated Transfers.")

DOES THIS POLICY HAVE A RIGHT TO CANCEL PERIOD?

You have a limited right to return the Policy for cancellation and receive a full refund. You must return the Policy, by mail or hand delivery, to the Company or to the agent who sold the Policy during the Right to Cancel Period, which ends 10 days after the Policy has been delivered to you, 45 days after completion of the application, or 10 days after the Notice of Right to Cancel has been mailed or delivered to you, whichever is latest. Within seven (7) days following our receipt of your request for a refund, we will refund to you the greater of (1) any premium paid, or (2) the Cash Value of the Policy on the date we receive the returned policy, plus any charges and expenses which may have been deducted, less any Loan Account Value. (See "Right to Cancel Period.")

WHAT TYPES OF CHARGES ARE DEDUCTED UNDER THE POLICY?

MONTHLY DEDUCTION AMOUNT. Beginning on the Policy Date, the Company will make monthly deductions from the Policy's Cash Value on a pro rata basis from amounts allocated to the Investment Options. The Deduction Amount may vary from month to month and includes the cost of insurance charges, the deduction for premium tax, and any charges for supplemental benefits. (See "Monthly Deduction Amount.")

CHARGES AGAINST THE INVESTMENT OPTIONS UNDER SEPARATE ACCOUNT ONE. In order to cover the Company's assumption of mortality and expense risks under the Policy, the Company assesses a daily charge against the assets of each of the Investment Options on a pro rata basis at an annual rate of 0.90% of such assets. This rate will be reduced to 0.75% for the current Policy Year if the Average Net Growth Rate of the investment options which you have selected under your Policy was 6.5% or greater for the previous Policy Year. This determination will be made on an annual basis.

The Company also assesses a daily charge against the amounts allocated to the Investment Options at an annual rate of 0.40% to cover administrative expenses assumed by the Company. This administrative expense charge does not exceed the expected cost of administrative services provided by the Company under the Policy. (See "Charges Against the Investment Options of Separate Account One.")

Currently, the Company makes no charge against the Separate Account for federal income taxes since the Company does not expect to incur federal income taxes attributable to the Separate Account. However, if the Company incurs federal income taxes attributable to the Separate Account in future years, it may charge for those taxes.

SUMMARY OF ASSET BASED POLICY CHARGES:
                          STATE            MORTALITY &
     POLICY              PREMIUM             EXPENSE         ADMINISTRATIVE
      YEARS                TAX             RISK CHARGE           CHARGE               TOTAL

      1-10                .20%                .90%                .40%                1.50%
       11+                 N/A                .90%                .40%                1.30%

SUMMARY OF ASSET BASED POLICY CHARGES IF THE AVERAGE NET GROWTH RATE IS 6.50% OR

MORE:
                          STATE            MORTALITY &
     POLICY              PREMIUM             EXPENSE         ADMINISTRATIVE
      YEARS                TAX             RISK CHARGE           CHARGE               TOTAL

      2-10                .20%                .75%                .40%                1.35%
       11+                 N/A                .75%                .40%                1.15%


Note: The Separate Account purchases shares of the underlying funds at net asset value. The net asset values reflect investment advisory fees and other expenses already deducted. Applicants should review the prospectuses for each fund for a description of the charges assessed. (See "Charges Against the Investment Options of Separate Account One.")


SURRENDER CHARGES. A percent of premium surrender charge will be assessed upon a full surrender of the Policy during the first nine years after a Premium Payment is received by the Company. For the first two years following a Premium Payment, the surrender charge will be 7.5% of such Premium Payment. Thereafter, the charge will decline in years three (3) through nine (9), respectively, as follows: 7%, 7%, 6.5%, 6%, 5%, 4% and 3%. The surrender charge will be 0% starting in the tenth year following a Premium Payment. Partial surrenders will also be subject to a surrender charge, except that after the first Policy Year the Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value as of the beginning of the current Policy Year. For partial surrenders in excess of the free withdrawal amount, a charge equal to a percentage of the amount surrendered, not to exceed the charge that would apply to a full surrender, will apply. (See "Surrender Charges.")

TRANSFER CHARGES. The Company reserves the right to charge a reasonable administrative fee (up to $10) for each transfer in excess of four (4) per Policy Year, and reserves the right to assess a processing fee for the Automated Transfer (Dollar Cost Averaging) service.
WHAT IS THE DEATH BENEFIT UNDER THE POLICY?

The Policy provides for a death benefit upon the death of the Insured. You may choose one of two options to be used for the calculation of the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Death Benefit will be equal to the greater of the Stated Amount of the Policy or the Minimum Amount Insured. Under Option 2 (the Variable Option), the Death Benefit will be equal to the greater of the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or the Minimum Amount Insured. Under both options, the Death Benefit will be reduced by any applicable Loan Account Value, unpaid Monthly Deduction Amount, and any amount payable to an assignee pursuant to a collateral assignment of the Policy. You may change the Death Benefit option or the Stated Amount subject to certain conditions. (See "Death Benefit.")

MAY I TAKE A POLICY LOAN AGAINST THE CASH VALUE OF MY POLICY?
You may request a Policy Loan in an amount not to exceed 90% of the Policy's Cash Value minus surrender penalties (determined at the time the Company receives the written loan request). If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan amount. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner.

The amount of the loan will be transferred on a pro rata basis from each of the Investment Options (unless the Owner states otherwise in writing) to the Loan Account, which is part of the Company's general account. The Loan Account is credited with a fixed annual rate of interest set forth in the Policy. The Loan Account Value does not vary with the performance of the Investment Options; therefore, the Policy's Death Benefit and Cash Value will be permanently affected by a loan. Additionally, any outstanding Loan Account Value will be subtracted from any Death Benefit or surrender proceeds payable under the Policy. Subject to state law, no loan requests may be made for amounts of less than $500. Policy loans may have federal income tax consequences. (See "Policy Loans," and "Federal Tax Considerations.")

WHAT ARE THE CONDITIONS UNDER WHICH MY POLICY MIGHT LAPSE?

If the Cash Surrender Value of a Policy on any Deduction Date is insufficient to cover the Monthly Deduction Amount due, the Company will send you a written notice of the required premium. If the required premium is not paid within 61 days, the Policy may lapse. In addition, outstanding loans decrease the Cash Surrender Value and could, therefore, cause the Policy to lapse. (See "Policy Loans," and "Policy Lapse and Reinstatement.") If a Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Federal Tax Considerations.")

ARE THERE ANY OTHER POLICY PROVISIONS THAT I SHOULD KNOW ABOUT?

SURRENDERS AND PARTIAL WITHDRAWALS. The Policy may be surrendered at any time for its Cash Surrender Value. In addition, partial withdrawals may be made. Surrenders or partial withdrawals made within nine years of a premium payment may be subject to a surrender charge. (See "Policy Surrenders and Cash Surrender Value.")


RIGHT TO EXCHANGE THE POLICY. Once the Policy is in effect, you may exchange it at any time during the first two Policy Years for a fixed life insurance policy issued by the Company (or one of its affiliates, if allowed) on the life of the Insured without submitting proof of insurability. (See "Exchange Rights.")


PAYMENT OF POLICY BENEFITS. Surrender and death benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy. (See "Payment Options.")


SPECIAL TAX CONSIDERATIONS. The Company believes that a Policy issued on a standard rate class basis generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued on a substandard basis, there is insufficient guidance to determine if such a Policy would satisfy the
Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under such a Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy.")


In almost all cases, the Policy will be a modified endowment contract ("MEC"). If a Policy is a MEC, certain distributions made during an Insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the Policy, are taxable to you on an income-first basis. A 10% penalty tax may be imposed on income distributed before you attain age 59 1/2. Policies that are not MECs receive preferential tax treatment with respect to certain distributions. For a discussion of the tax issues associated with this Policy, see "Federal Tax Considerations."

WRITTEN REQUESTS
Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to the Company.

                      [This Page Intentionally Left Blank]

                             THE INSURANCE COMPANY
--------------------------------------------------------------------------------

The Travelers Life and Annuity Company is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1973. The Company writes individual life insurance and individual and group annuity contracts on a nonparticipating basis, and acts as the depositor for Separate Account One. The Company is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states, except New York. The Company's obligations as depositor for Separate Account One may not be transferred without notice to and consent of Policy Owners.


The Company is a wholly-owned subsidiary of The Travelers Insurance Company, which is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.


The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Insurance Commissioner. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts, as well as to various federal and state securities laws and regulations.

                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

SEPARATE ACCOUNT ONE

The Travelers Variable Life Insurance Separate Account One was established on September 23, 1994 pursuant to the insurance laws of the state of Connecticut, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Separate Account One meets the definition of a separate account under the federal securities laws. Registration of Separate Account One with the SEC does not involve supervision by the SEC of the management or investment policies of Separate Account One. Additionally, the operations of Separate Account One are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of Separate Account One.


Connecticut law provides that the assets of Separate Account One will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy offered by this Prospectus and other policies that may be funded through Separate Account One. The Policies provide that the assets of Separate Account One are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to state and federal laws, to make additions to, deletions from, or substitutions for Separate Account One and the Investment Options which fund the Policy. The Company can substitute shares or units of another mutual fund or unit investment trust for shares or units of another Investment Option if: (a) it is determined that an Investment Option no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares or units of an Investment Option are no longer available for investment;

(c) in the Company's view, it has become inappropriate to continue investing in the shares or units of an Investment Option. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. However, no substitution of securities will be made without prior notice to you, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required by the 1940 Act or other applicable law.
Subject to Policy Owner approval and applicable law, the Company reserves the right to end Separate Account One's registration under the 1940 Act.
                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
You may allocate Premium Payments to one or more of the available Investment Options. Each Investment Option is a series of an open-end management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of an Investment Option.
The investments of each funding option are subject to the risks of changing economic conditions and the ability of each Investment Option's investment manager or sub-adviser to anticipate such changes. There is no assurance that the Investment Options will achieve their stated objectives. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing.
The Investment Options and their investment objectives are as follows:

TRAVELERS SERIES FUND, INC.



                                                                                     INVESTMENT
     INVESTMENT OPTION                    INVESTMENT OBJECTIVE                   ADVISER/SUBADVISER
----------------------------  --------------------------------------------  ----------------------------
Smith Barney Income and       Seeks current income and long-term growth of  Smith Barney Mutual Funds
Growth Portfolio              income and capital by investing primarily,    Management, Inc. ("SBMFM")
                              but not exclusively, in common stocks.
Alliance Growth Portfolio     Seeks long-term growth of capital by          SBMFM Subadviser: Alliance
                              investing predominantly in equity securities  Capital Management L.P.
                              of companies with a favorable outlook for
                              earnings and whose rate of growth is
                              expected to exceed that of the U.S. economy
                              over time. Current income is only an
                              incidental consideration.
Van Kampen American Capital   Seeks capital appreciation through            SBMFM Subadviser: American
Enterprise Portfolio          investment in securities believed to have     Capital Asset Management,
                              above-average potential for capital           Inc.
                              appreciation. Any income received on such
                              securities is incidental to the objective of
                              capital appreciation.
Smith Barney International    Seeks total return on assets from growth of   SBMFM
Equity Portfolio              capital and income by investing at least 65%
                              of its assets in a diversified portfolio of
                              equity securities of established non-U.S.
                              issuers.
TBC Managed Income Portfolio  Seeks high current income consistent with     SBMFM Subadviser: The Boston
                              prudent risk of capital through investments   Company Asset Management
                              in corporate debt obligations, preferred      Inc.
                              stocks, and obligations issued or guaranteed
                              by the U.S. Government or its agencies or
                              instrumentalities.
Putnam Diversified Income     Seeks high current income consistent with     SBMFM Subadviser: Putnam
Portfolio                     preservation of capital. The Portfolio will   Investment Management, Inc.
                              allocate its investments among U.S.
                              Government Section, the High Yield Sector,
                              and the International Sector of the fixed
                              income securities markets.
Smith Barney High Income      Seeks high current income. Capital            SBMFM
Portfolio                     appreciation is a secondary objective. The
                              Portfolio will invest at least 65% of its
                              assets in high-yielding corporate debt
                              obligations and preferred stock.

                                                                                     INVESTMENT
     INVESTMENT OPTION                    INVESTMENT OBJECTIVE                   ADVISER/SUBADVISER
----------------------------  --------------------------------------------  ----------------------------
MFS Total Return Portfolio    Seeks above-average income (compared to a     SBMFM Subadviser:
(a balanced portfolio)        portfolio entirely invested in equity         Massachusetts Financial
                              securities) consistent with the prudent       Services Company
                              employment of capital. While current income
                              is the primary objective, the Portfolio
                              believes that there should also be a
                              reasonable opportunity for growth of capital
                              and income since many securities offering a
                              better than average yield may also possess
                              growth potential. Thus, in selecting
                              securities for its portfolio, the Portfolio
                              considers each of these objectives.
                              Generally, at least 40% of the Portfolio's
                              assets will be invested in equity
                              securities.
Smith Barney Money Market     Seeks maximum current income and              SBMFM
Portfolio                     preservation of capital by investing in high
                              quality, short-term money market
                              instruments.
AIM Capital Appreciation      Seeks capital appreciation by investing       SBMFM Subadviser: AIM
Portfolio                     principally in common stock, with emphasis    Capital Management, Inc.
                              on medium sized and smaller emerging growth
                              companies.
Smith Barney Total Return     Seeks total return, consisting of long-term   SBMFM
Portfolio (an equity          capital appreciation and income. The
portfolio)                    Portfolio will seek to achieve its goal by
                              investing primarily in a diversified
                              portfolio of dividend-paying common stocks.
Travelers Zero Coupon Bond    Seeks as high an investment return as is      Travelers Asset Management
Fund Portfolios (three        consistent with the preservation of capital   International Corp.
Portfolios: Series 1998,      investing in primarily zero coupon
2000, 2005).                  securities that pay cash income but are
                              acquired by the Portfolio at substantial
                              discounts from their values at maturity. THE
                              ZERO COUPON BOND FUND PORTFOLIOS MAY NOT BE
                              APPROPRIATE FOR POLICY OWNERS WHO DO NOT
                              PLAN TO HAVE THEIR PREMIUMS INVESTED IN
                              SHARES OF THE PORTFOLIOS FOR THE LONG-TERM
                              OR UNTIL MATURITY.
MFS Emerging Growth           Seeks long-term growth of capital by          Travelers Asset Management
Portfolio                     investing primarily in common stocks of       International Corp.
                              companies that are early in their life cycle  Subadviser: Massachusetts
                              but have the potential to become major        Financial Services Company
                              enterprises.
Select High Growth Portfolio  Seeks capital appreciation by investing its   Travelers Investment Adviser
                              assets in a combination of Equity and Fixed   ("TIA")
                              Income Funds.
Select Growth Portfolio       Seeks long-term growth of capital by          TIA
                              investing its assets in a combination of
                              Equity and Fixed Income Funds.
Select Balanced Portfolio     Seeks balanced growth of capital and income   TIA
                              by investing its assets in a combination of
                              Equity and Fixed Income Funds.
Select Conservative           Seeks income and, secondarily, long-term      TIA
Portfolio                     growth of capital by investing its assets in
                              a combination of Equity and Fixed Income
                              Funds.
Select Income Portfolio       Seeks high current income by investing its    TIA
                              assets in a combination of Equity and Fixed
                              Income Funds.

INVESTMENT MANAGERS
The Investment Options receive investment management and advisory services from the following investment professionals:

Smith Barney Mutual Funds Management Inc. ("SBMFM"), an affiliate of the Company, receives an investment advisory fee from each applicable Investment Option pursuant to the terms of an investment advisory agreement between the Investment Option and SBMFM. SBMFM then pays each Sub-Adviser a sub-advisory fee pursuant to the terms of a sub-advisory agreement among the Investment Options, SBMFM and the sub-advisor. For the Travelers Zero Coupon Bond Fund Portfolios, Travelers Asset Management International Corporation ("TAMIC"), an affiliate of the Company, receives an investment advisory fee pursuant to an agreement between the Portfolios and TAMIC. More detailed information regarding the Investment Options and the investment managers may be found in the current prospectuses for the Investment Options; these prospectuses are included with and must accompany this Prospectus. You are urged to read these documents carefully before investing.

MIXED AND SHARED FUNDING
It is conceivable that in the future it may not be advantageous for Separate Account One and other variable life insurance or variable annuity separate accounts to invest in the Investment Options simultaneously (called "mixed" and "shared" funding). Although neither the Company nor the Investment Options currently foresees any such disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intends to monitor events to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto. Conflicts could arise due to changes in the law (such as insurance law or federal tax law) that affect the different variable life insurance and variable annuity separate accounts investing in the Investment Options. They could also arise by reason of differences in voting instructions from the Policy Owners and owners of other variable life insurance policies and variable annuity contracts, or for other reasons.
If an Investment Option's Boards of Directors concludes that separate mutual funds should be established for variable life insurance and variable annuity separate accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.
                                   THE POLICY
--------------------------------------------------------------------------------

The Policy described in this Prospectus is a variable life insurance policy which is both an insurance product and a security. The Policy has a Death Benefit, cash surrender value and other features traditionally associated with a fixed benefit whole life policy. The Policy is deemed to be "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Policy's Cash Value and, under certain circumstances, the Death Benefit may increase or decrease depending on the investment experience of the Investment Option(s) to which the Premium Payment has been allocated.
As an insurance product, the Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general policy description contained in this Prospectus because of requirements of the state where your Policy is issued. Any such differences will be included in your Policy.
THE POLICY APPLICATION
Individuals wishing to purchase a Policy must submit an application to the Company. As with traditional insurance contracts, you pay an initial premium, which must be at least $25,000. You may request an increase or decrease in the Stated Amount of the Policy in writing from time to time. (See "Changes in Stated Amount.") No change in the terms or conditions of the Policy will be made without your consent.

ELIGIBLE PURCHASERS
A person can purchase a Policy to insure the life of another person provided that the Policy Owner has an insurable interest in the life of the Insured, and the Insured consents to such purchase. In most states, any person between the ages of 20 and 80 is eligible to be insured subject to the submission of a Policy Application to the Company. In some states, the maximum issue age may be lower. Insurance coverage under a Policy will begin only after the applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the Initial Premium. Acceptance of an application is subject to the Company's underwriting rules. The Company reserves the right to reject an application for any lawful reason, provided that such rejection is made in a manner consistent with that with which similarly situated risks are treated and provided that unfair discrimination is avoided.

The Company assigns Insureds to risk classes which determine the current cost of insurance rates used in calculating the cost of insurance charge under the Policy. Policies may be issued on Insureds either in the standard non-smoker or smoker risk class. To the extent permitted by state law, Policies may also be issued on the basis of the sex of the Insured. Policies may also be issued on insureds in a sub-standard underwriting class. (For a discussion of the effect of risk class on the cost of insurance charge, see "Cost of Insurance Charge.")

PAYMENTS MADE UNDER THE POLICY
INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $25,000. Additional Premium Payments may be made under the Policy, as described below. However, if there are any outstanding policy loans, any payment received will be treated first as repayment of loans rather than as an additional Premium Payment.
The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix C.
ADDITIONAL PREMIUM PAYMENTS. Although the Policy can operate as a single premium policy, additional Premium Payments may be made under certain circumstances, provided there are no outstanding loans. If there are any outstanding loans, any payment received by the Company will be considered repayment of that debt. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

     1. Increases in Stated Amount -- You may request an increase in Stated Amount at any time. If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment permitted by the Company in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")

     2. To Prevent Lapse -- If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount due on that day, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction

Amount in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See "Policy Lapse and Reinstatement.")


     3. At Your Discretion -- Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Internal Revenue Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.

Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

ALLOCATION OF PREMIUM PAYMENTS

You specify on the Policy Application how the Initial Premium will be allocated among the Investment Options of Separate Account One. You may allocate premium to one or more Investment Options, provided that such allocation is made in whole percentages of 5% or more.

Regardless of the allocation made in the application, during the period between premium receipt and policy issuance (the "Underwriting Period"), the Initial Premium will be held by the Company in a general suspense account established for such purposes. At the time a Policy is issued, the Initial Premium attributable to such Policy will be credited with interest comparable to the effective yield during the Underwriting Period of the Money Market Portfolio (e.g., as if the Policy had been issued and the premium allocated to the Money Market Portfolio on the date the premium was received in good order by the Company), which amount will become the initial Cash Value of the Policy. The Cash Value will then be allocated to the Money Market Portfolio until the expiration of the Right to Cancel Period. At the end of the Right to Cancel Period, the Cash Value in the Money Market Portfolio will be allocated (in whole percentages of 5% or more) among the Investment Options designated on the Policy Application. The number of Accumulation Units to be credited to the Policy once a Premium Payment has been received by the Company will be determined by dividing the amount of Premium Payment applied to each Investment Option by the Accumulation Unit Value of that Investment Option, as computed on the next valuation date following receipt of the payment.


You may change the allocation of Cash Value or any Additional Premiums received on or after the expiration of the Right to Cancel Period among any of the Investment Options then available under the Policy. (See "Transfers of Cash Value.") You should periodically review the allocation of Cash Value in light of market conditions and overall financial planning requirements to ensure that such allocation continues to be consistent with your investment objectives.


RIGHT TO CANCEL PERIOD

A Policy may be returned to the Company for cancellation by mailing or delivering it to the Company or to the agent who sold the Policy within the latest of (1) 10 days after delivery of the Policy to you, (2) 45 days of completion of the policy application, or (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to you (or later, if state law requires).

Within seven days following the Company's receipt of your request for a refund, the Company will refund the greater of (1) any premium paid, or (2) the Cash Value of the Policy on the date we receive the returned policy, plus any charges or expenses which may have been deducted less any Loan Account Value. After the Policy is returned, it will be considered as if it were never in effect.
                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
MONTHLY DEDUCTION AMOUNT
The Company will deduct a Monthly Deduction Amount from the Policy's Cash Value attributable to the Investment Options to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount will be deducted pro rata from each of the Investment Options attributable to the Policy on the first day of each Policy Month (the "Deduction Date"), commencing on the Policy Date. The dollar amount of the Deduction Amount may vary from month to month.
The following is a summary of monthly charges and expenses which make up the Monthly Deduction Amount.
COST OF INSURANCE CHARGE
The cost of insurance charge is to cover the Company's expected mortality cost for basic insurance coverage, not including supplemental benefit provisions. The cost of insurance charge is deducted monthly, and is equal to the difference between the Death Benefit payable under the Policy (discounted at the rate set forth in the Policy) and the Cash Value of the Policy (each determined on the Deduction Date) (the "Coverage Amount"), multiplied by a monthly "cost of insurance rate," i.e., a monthly rate charged for each dollar of insurance coverage. The cost of insurance rate varies annually and is based on the attained age, sex (where permitted by state law) and risk class of the Insured. The cost of insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables ("1980 Tables"). Substandard risks will have monthly deductions based on cost of insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, the Company reserves the right to use rates less than those shown in the Policy. Any changes in the cost of insurance rates will be made uniformly for all Insureds in the same class.
Because the Cash Value and, under certain conditions, the Death Benefit of a Policy may vary from month to month, the cost of insurance charge may also vary on each Deduction Date. In addition, you should note that the cost of insurance charge is based on the difference between the Death Benefit payable under the Policy and the Cash Value of the Policy. An increase in the Cash Value or a decrease in the Death Benefit would result in a smaller cost of insurance charge assuming that everything else remains the same; while a decrease in the Cash Value or an increase in the Death Benefit would result in a larger cost of insurance charge.

Changes in the Policy's Death Benefit option and in the Stated Amount will affect how the cost of insurance charge is calculated. See "Changes in Death Benefit Option" and "Changes in Stated Amount" for a discussion of the effect of changes in the Stated Amount on the cost of insurance.

STATE PREMIUM TAX CHARGE
Premium tax charges are not deducted at the time that a premium payment is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for the payment of such taxes, during the first ten years following the Policy Date, the Company will deduct a premium tax charge of 0.0166667% from the Policy's Cash Value on each Deduction Date, irrespective of whether additional Premium Payments have been made. If an additional Premium Payment is made during the first ten Policy Years, then after Policy Year 10, the Company will deduct a premium tax charge of 0.0166667% of the portion of the Cash Value attributable to the additional Premium Payment. The portion of the

Cash Value attributable to the additional Premium Payment is calculated by dividing (a) by (b), where (a) is the amount of the additional Premium Payment, and (b) is the Policy's Cash Value immediately after receipt of the additional Premium Payment. Each additional Premium Payment made during the first ten Policy Years has a portion of the Cash Value attributable to it, as defined above. These deductions will continue until ten years following the date(s) on which an additional Premium Payment was made. If no additional Premium Payments are made during the first ten Policy Years, deductions for the premium tax charge will not be made after Policy Year 10. The premium tax charge is equivalent to an annual rate of 0.20%.
Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed in your jurisdiction.
CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS
Although there are no supplemental benefits provisions available under the Policy as of the date of this Prospectus, the Company may, at some time in the future, offer supplemental benefits to be purchased under the Policy for an additional charge. If you elect any such supplemental benefits provisions, the Company will include the supplemental benefits charge in the Monthly Deduction Amount. The amount of this charge will vary depending upon the actual supplemental benefits selected.
CHARGES AGAINST THE INVESTMENT OPTIONS OF SEPARATE ACCOUNT ONE
MORTALITY AND EXPENSE RISK CHARGE
A mortality and expense risk charge will be deducted from amounts allocated to each Investment Option to compensate the Company for mortality and expense risks assumed in connection with the Policy. The charge will be deducted daily and equals 0.002466% for each day in the Valuation Period. The annual rate of the charge is 0.90%. The annual rate of the mortality and expense risk charge will be reduced to 0.75% for the current Policy Year if the Average Net Growth Rate is 6.5% or greater during the previous Policy Year. This determination will be made on an annual basis.
The mortality risk assumed is that Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than estimated and, therefore, will exceed the administrative expense charge imposed by the Policy. If all money collected by the Company from this charge is not needed to cover the mortality and expense costs, the excess will be contributed to the Company's general account.
ADMINISTRATIVE EXPENSE CHARGE
A charge will be deducted from amounts allocated to each Investment Option to compensate the Company for certain administrative expenses incurred in connection with the Policy. The charge will be deducted daily and equals 0.001096% for each day in a Valuation Period. The annual rate of this charge is 0.40%. The administrative expense charge will compensate the Company for the issuance, underwriting, processing, start-up and ongoing administrative expenses of the Policy and the Separate Account. These expenses include the cost of processing applications; conducting medical examinations; determining insurability; establishing and maintaining policy and Separate Account records; processing death benefit claims, surrenders, transfers, policy loans and changes; and reporting and overhead costs. The Company has set this charge at a level which is intended to recover no more than the actual expected costs of the administrative services to be provided while the Policies are in force.

INCOME TAXES

Although the Company does not currently incur any charge for income taxes as a result of the operations of the Investment Options, the Company reserves the right to assess a charge for such taxes if it determines that such taxes will be incurred. (See "Federal Tax Considerations.")

INVESTMENT OPTION EXPENSES
Separate Account One purchases shares of the Investment Options at net asset value. The net asset value of the Investment Option shares reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses applicable to each of the Investment Options are described in the individual Investment Option prospectuses.
SURRENDER CHARGES

A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Policy Surrenders and Cash Surrender Value.") Surrenders charges are determined as follows:

    LENGTH OF TIME         FROM FULL SURRENDERS        PARTIAL SURRENDERS
   PREMIUM PAYMENT            (% OF PREMIUM)        (% OF AMOUNT SURRENDERED)
-----------------------------------------------------------------------------

         1-2 years                 7.5%                        7.5%
         3-4                         7%                          7%
          5                        6.5%                        6.5%
          6                          6%                          6%
          7                          5%                          5%
          8                          4%                          4%
          9                          3%                          3%
Year 10 and Thereafter               0%                          0%

PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.
For purposes of determining the surrender charge percentage that will apply to a partial surrender, surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).
FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.

TRANSFER CHARGE

Although there are currently no charges for transfers among the investment alternatives provided under this Policy, the Company reserves the right to limit the number of transfers to no more than four in any Policy Year, and to charge a reasonable administrative fee (up to $10) for any transfer request in excess of four in any Policy Year. The Company also reserves the right to assess a processing fee for the Automated Transfer (Dollar Cost Averaging) service. (See "Transfers of Cash Value.")

REDUCTION OR ELIMINATION OF CHARGES
The Company may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. The Company may reduce or eliminate sales charges and administrative charges in such arrangements to reflect the reduced sales expenses and administrative costs expected as a result of sales to a particular group. The Company makes any reductions according to rules in effect when an application for a Policy or additional Premium Payment is approved. While it may change these rules from time to time, reductions in charges will not discriminate unfairly against any person.
                       VALUATION OF THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

HOW THE CASH VALUE VARIES
The Policy's Cash Value is determined daily. A Policy's Cash Value will vary to reflect a number of factors, including Premium Payments made, partial withdrawals, loans, charges assessed in connection with the Policy, and the investment experience of each Investment Option to which Cash Value is allocated. The Policy's total Cash Value on a Valuation Date equals the Accumulation Unit Value(s) for each applicable Investment Option, plus the Loan Account Value, on that date.
The shares of each Investment Option are purchased by Separate Account One at net asset value (i.e., without a sales charge). All dividends and capital gains distributions received from an Investment Option are reinvested by Separate Account One in that Fund's shares at net asset value and will increase the associated Accumulation Unit Value. Investment Option shares will be redeemed by Separate Account One at their net asset value to the extent necessary to make payments under the Policy.
All valuations made under the Policy (e.g., the determination of Cash Value or Cash Surrender Value, policy loans, and the determination of the number of Accumulation Units to be credited to a Policy), will be determined as of the Valuation Date on which the Company receives the Policy Owner's written request for a transaction under the Policy, or on which the Company is assessing charges under the Policy.
HOW THE INVESTMENT EXPERIENCE IS DETERMINED
The Cash Value is related to the rate of return of the Investment Option(s) to which Premium Payments made under the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy for each Investment Option by the corresponding Accumulation Unit Value, then adding the result for each Investment Option credited to the Policy, and adding any value of the Loan Account.
ACCUMULATION UNIT VALUE
The value of an Accumulation Unit for each Investment Option of Separate Account One (the "Accumulation Unit Value") is established on each Valuation Date. For each Investment Option, the Accumulation Unit Value for a Valuation Period is determined by multiplying the Accumulation

Unit Value on the preceding Valuation Period by the Net Investment Factor for the Investment Option during the subsequent Valuation Period.

The Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units credited to your Policy will not change as a result of the investment experience of the Investment Options. The Accumulation Unit Value of the Investment Options reflects the reinvestment of any dividends or capital gains distributions declared by the Investment Option.

NET INVESTMENT FACTOR

For each Investment Option, the value of an Accumulation Unit for each subsequent Valuation Period fluctuates based upon the net rate of return for that period. The Company determines the net rate of return of an Investment Option at the end of each Valuation Period. The net rate of return reflects the investment performance of the Investment Option for the Valuation Period and is net of the charges to Separate Account One described above.

VALUATION PERIODS AND VALUATION DATES

A Valuation Period is the period commencing at the close of business of the New York Stock Exchange on any Valuation Date and ending at the close of business on the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for trading.

                            TRANSFERS OF CASH VALUE
--------------------------------------------------------------------------------

As long as the Policy remains in effect, the Policy Owner may transfer all or a portion of the Cash Value (less the Loan Account) among any of the Investment Option(s). Although there are currently no charges, penalties or restrictions on the amount or frequency of transfers between the Investment Options, the Company reserves the right to limit the number of transfers to no more than four in any Policy Year, and to charge a reasonable fee (up to $10) for any transfer request in excess of four per Policy Year.

Some Investment Options have higher investment advisory fees and/or other expenses than others; therefore, a transfer from one Investment Option to another could result in a Policy becoming subject to higher or lower fees and expenses. A transfer between Investment Options has no other effect on the amount or timing of any of the other charges under the Policy.

The number of Accumulation Units credited to the Investment Options involved in the transfer will be adjusted by dividing the amount transferred from or to that Investment Option by the Accumulation Unit Value of that Investment Option. The Accumulation Unit Values will be determined on the Valuation Date on which the Company receives the written request for a transfer.

TELEPHONE TRANSFERS


You may request a transfer of Cash Value either in writing or by telephone. The telephone transfer privilege is available automatically; no special election is necessary for a Policy Owner to have this privilege available. All transfers must be in accordance with the terms of the Policy. Transfer instructions are currently accepted on each Valuation Date between 9:00 a.m. and 4:00 p.m., Eastern time, by calling 1-800-334-4298. Once instructions have been accepted, they may not be rescinded; however, new telephone instructions may be given the following day. The Company will take reasonable steps to ensure that telephone transfer requests are genuine including the use of personal identification numbers. Failure to take such measures may result in the Company being liable for fraudulent transfer requests. If the transfer instructions are not in good order, the Company will not execute the transfer and will promptly notify the caller.

AUTOMATED TRANSFERS (DOLLAR COST AVERAGING)

You may establish automated transfers of Cash Value on a monthly basis from any Investment Option to any other Investment Option through a written request or other method acceptable to the Company. You must have a minimum Cash Value of $5,000 allocated to the Investment Option(s) from which the transfers are to be made in order to enroll in the Dollar Cost Averaging Program. The minimum automated transfer amount is $100 per month.

You may start or stop participation in the Dollar Cost Averaging Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the provisions and terms of the Policy, including provisions relating to the transfer of money between Investment Options. The Company reserves the right to suspend or modify automated transfers at any time and to assess a processing fee for this service.

Before transferring any part of the Cash Value, Policy Owners should consider the risks involved in switching between investments available under the Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. A potential investor should consider his or her financial ability to continue purchases through periods of low price levels.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

As long as the Policy remains in force, the Policy provides a Death Benefit upon the death of the Insured. The death benefit proceeds will be paid to a named Beneficiary. The amount of the death benefit proceeds will be determined on the date on which the Insured's death occurred. The death benefit proceeds may be paid in a lump sum or under any optional payment plan.


Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. To the extent permitted by state law, the amount of Death Benefit actually paid to the Policy beneficiary may be adjusted to reflect any policy loan, suicide by the Insured within two years after the Issue Date of the Policy, any material misstatements in the policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment.") In addition, if the Insured dies during the Grace Period, the Death Benefit actually paid to the Policy Owner's beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid, and by the amount of any outstanding Policy Loan. (See "Policy Surrenders and Cash Surrender Value" for the effects of partial cash surrenders on Death Benefits.)


The Policy provides for two Death Benefit options. Under Option 1 (the Level Option), the Death Benefit will be equal to the Policy's Stated Amount or, if greater, a specified multiple of Cash Value determined as of the date of the Insured's death (the "Minimum Amount Insured"). Under Option 2 (the Variable Option), the Death Benefit will be equal to the Policy's Stated Amount plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance contract under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Policy determined daily. The percentages, which differ according to the attained age of the Insured, are set forth in the Policy and may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount Insured decrease after the Insured is age 40. The following is a schedule of the applicable percentages:

                                         % SHALL DECREASE
                                           BY A RATABLE
                                             PORTION
      ATTAINED AGE                        FOR EACH FULL
------------------------                      YEAR:
MORE            BUT NOT                 ------------------
THAN           MORE THAN                FROM           TO
----           ---------                ----           ---
 0                 40                   250            250
40                 45                   250            215
45                 50                   215            185
50                 55                   185            150
55                 60                   150            130
60                 65                   130            120
65                 70                   120            115
70                 75                   115            105
75                 90                   105            105
90                 95                   105            100

Federal tax law imposes another cash funding limitation on cash value life insurance policies that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. (See Appendix B for examples demonstrating the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the Level and Variable Options of the Policy.)
CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option at any time prior to the Insured's death by sending a written request to the Company. There is no direct consequence of changing a Death Benefit option, except as described under "Modified Endowment Contracts." However, the change could affect future values of the Coverage Amount, and with some Variable Option to Level Option changes involving substantially funded policies, there may be a cash distribution which is included in the gross income of the Policy Owner. The cost of insurance charge, which is based on the Coverage Amount, may be different in the future. A change from the Level Option to the Variable Option will not be permitted if the change would result in a Stated Amount of less than the minimum amount of $25,000. (See "Changes in Stated Amount" below.) Contact your registered representative for more information.

CHANGES IN STATED AMOUNT
A Policy Owner may request in writing that the Stated Amount of the Policy be increased or decreased. An increase may only be requested prior to the earlier of the Insured's attaining age 80 and the date of the Insured's death, and the Stated Amount after any decrease may not be less than the minimum amount of $25,000.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner. (See "Federal Tax Considerations.")

For increases in the Stated Amount, the Company will generally require a new application and satisfactory evidence of insurability, as well as an additional Premium Payment. The effective date of any increase will be as shown on the new Policy Summary Page which the Company will send to the Policy Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Policy Owner. There is no additional charge for a decrease in Stated Amount.

For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:
     1) against the most recent increase in the Stated Amount;
     2) to other increases in the reverse order in which they occurred;
     3) to the initial Stated Amount.
MATURITY AND MATURITY EXTENSION BENEFITS
If the Insured is living on the Maturity Date (the anniversary of the Policy Date on which the Insured is age 100), the Company will pay the Policy Owner the Cash Value of the Policy as of the Maturity Date, less any outstanding policy loan, amounts payable to an assignee under a collateral assignment of the Policy, and any Deduction Amount due and unpaid. The Policy Owner must surrender the Policy to the Company before such payment can be made, at which point the Policy will terminate and the Company will have no further obligations under the Policy.
Where permitted by state law, the Policy provides for a Maturity Extension Benefit which effectively allows the Policy Owner to request that coverage be extended beyond the Maturity Date. Such request may only be made during the twelve months following the Insured's attainment of age 99. If the Maturity Extension Benefit is elected, any past due Monthly Deduction Amounts must first be paid in order for the benefit to become effective on the Maturity Date. After the Company receives a request for the Maturity Extension Benefit, the Policy will continue in force until the earlier of the death of the Insured or the date on which the Policy Owner surrenders the Policy for its Cash Surrender Value. On the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value and less any Deduction Amounts due but not paid. After the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value. The Death Benefit is based on the experience of the Investment Options selected and is variable and is not guaranteed. After the Maturity Date, the Monthly Deduction Amount will no longer be charged against the Cash Value, and additional premiums will not be accepted.
Any loan outstanding need not be extinguished as of the Maturity Date. The loan may be continued into the maturity extension period. New loans may also be initiated during the maturity extension period. Restrictions on loans prior to the maturity date of the contract are still valid.
The Company intends that the Policy and the Maturity Extension Benefit be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Code, or other equivalent section of the Code. However, the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. The Policy Owner should consult his or her own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.
POLICY LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. If such event occurs, the Company will give written notice to the Policy Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 61 days (the "Grace Period"), the Policy will lapse. The Policy will continue through the Grace Period, but if no payment is received, the Policy will terminate without value at the end of the Grace Period. If the person insured under the Policy dies during the Grace Period, the Death Benefit payable under the Policy will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan and any interest accrued thereon. (See "Death Benefit.") If the Policy is surrendered during the Grace Period, the Policy's Cash Surrender Value will be reduced by the Monthly Deduction Amount due. (See "Policy Surrenders and Cash Surrender Value.")

If the Policy lapses, the Policy Owner may reinstate the Policy upon payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made at any time within three years of lapse (five years for policies issued in Missouri), provided that (1) the Policy was not surrendered for cash; (2) satisfactory evidence of insurability is provided;
(3) all Monthly Deduction Amounts past due are paid; (4) premium at least equal to three Monthly Deduction Amounts is paid; and (5) all Loan Account Value is repaid or restored. The Cash Value of the Policy upon reinstatement will be equal to the amount provided by the premium paid.

The tax consequences of a lapse may not be reversible by a reinstatement. Policy Owners should also refer to "Risks Associated with Loans Taken Against a Variable Life Insurance Policy" to consider the effects of loans on their Policy.

EXCHANGE RIGHTS
Once the Policy is in effect, it may be exchanged at any time during the first 24 months after its issuance for a general account life insurance policy issued by the Company (or an affiliated company, if allowed) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Policy Owner has the right to select the same Death Benefit or Coverage Amount as the former Policy had at the time of the exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding policy loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two policies.
                   POLICY SURRENDERS AND CASH SURRENDER VALUE
--------------------------------------------------------------------------------

RIGHT TO SURRENDER

At any time during the lifetime of the Insured and while the Policy is in force, the Policy Owner may make a written request for a full or partial surrender of the Policy, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable). In the case of full surrenders, the Policy should be returned to the Company. The amount available upon surrender is the Cash Surrender Value (i.e., the Cash Value of the Policy determined as of the Valuation Date on which the Company receives the Policy Owner's written request, less any outstanding policy loan, and less any applicable Surrender Charges). (See "Surrender Charges.")

Upon full or partial surrender, the Company will generally pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later.
FULL SURRENDERS
If the Policy is fully surrendered, the Policy will terminate on the surrender effective date. The Policy must be returned to the Company along with a written release and surrender of all claims under the Policy in a form satisfactory to the Company. The Policy Owner may elect to have the surrender amount paid in a lump sum or under a payment option.
PARTIAL SURRENDERS
The Company will permit partial surrenders of the Cash Value in the Policy at any time during the lifetime of the Insured and while the Policy is in effect. A partial surrender reduces the Policy's Cash Value by the amount of the partial surrender requested, plus the amount of the surrender charge imposed in connection with the partial surrender. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).
In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy and may reduce the Stated Amount. The Company may require return of the Policy to record such reduction. After a partial surrender, the remaining Stated Amount must be no less than $25,000. Partial surrenders will not be permitted if they would cause the Policy to fail to qualify as "life insurance" under applicable federal income tax laws. Reductions in Stated Amount will be processed as described under "Changes in Stated Amount."
                                  POLICY LOANS
--------------------------------------------------------------------------------

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value minus surrender charges (determined on the day on which the Company receives the written loan request). The Company will make the loan to the Policy Owner within seven days after receipt of the written request. No loan requests may be made for amounts of less than $500 (subject to state law). If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from the Investment Options (unless the Policy Owner states otherwise) to another temporary account (the "Loan Account").
The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner at the beginning of each Policy Year. Interest not paid when due will be capitalized, and an amount equal to such interest will be transferred to the Loan Account pro rata from the Investment Options. Loans made during the first ten Policy Years will be made at a 2% net cost on principal, and a 1% net cost on earnings. Loans made after the tenth Policy Year will be made at 2% net cost on principal and 0% net cost on earnings. Additionally, loans may be taken at any time at 0% net cost for the purchase of a Travelers long-term care policy, where permitted by state law. For these purposes, "earnings" represents any unloaned Cash Value, minus the total premiums paid under the Policy. Loans will be taken from earnings first, and then from premium. Loans taken against earnings will be charged an interest rate of 4.75% during the first ten Policy Years, and 3.85% for Policy Year 11 and thereafter. Loans taken against principal will be charged an interest rate of 5.65% in all Policy Years. Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4%, and will not be affected by the investment performance of the Investment Options. The rate of return credited to amounts held in the Loan Account will be transferred back to the Investment Options on a pro rata basis after each Policy Year. The Policy's "Loan Account Value" is equal to amounts transferred from the Investment Options to the Loan Account when a loan is taken, plus capitalized loan interest, plus the net rate of return credited to the Loan Account that has not yet been transferred back to the Investment Options. Loan repayments reduce the Loan Account Value, and increase the Cash Value in the Investment Options.
While the Insured is living and the Policy is in effect, loans may be repaid. Loan repayments will be first applied to that portion of the loan comprised of premiums paid. The amount of the repayment will be transferred from the Loan Account and will be allocated among the Investment Options in proportion to the outstanding loan amount associated with each Investment Option.
RISKS ASSOCIATED WITH LOANS TAKEN AGAINST A VARIABLE LIFE INSURANCE POLICY

An outstanding loan amount decreases the Cash Surrender Value. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Policy Lapse and Reinstatement.") For example, if a Policy has a Cash Surrender Value of $100,000, the Policy Owner may take a loan of 90% or $90,000, leaving a new Cash Surrender Value of $10,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in force. Any payment received while there is an outstanding loan on the Policy will be considered a loan repayment rather than an additional Premium Payment. A loan outstanding at the end of the Grace Period cannot be repaid unless the Policy is reinstated. Loans from a modified endowment contract are treated as distributions to the Policy Owner (see "Federal Tax Considerations, Tax Treatment of Policy
Benefits -- Modified Endowment Contracts.")

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

Proceeds payable upon the death of the Insured or upon surrender of the Policy, and the benefits payable upon maturity, may be paid in a lump sum, or in whole or in part under any of the payment options available under the Policy. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options or Trusts. Once in effect, some of the payment options may not provide any surrender rights.
     The following payment options are available under the Policy:
     OPTION 1 -- Payments of a Fixed Amount
     OPTION 2 -- Payments for a Fixed Period
     OPTION 3 -- Amounts Held at Interest
     OPTION 4 -- Monthly Life Income
     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income
     OPTION 6 -- Joint and Survivor Monthly Life Income -- Two-thirds to
Survivor
     OPTION 7 -- Joint and Last Survivor Monthly Life Income -- Monthly Payment
                 Reduces on Death of First Person Named
     OPTION 8 -- Other Options
The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.
                                 OTHER MATTERS
--------------------------------------------------------------------------------

VOTING RIGHTS
VOTING RIGHTS OF THE INVESTMENT OPTIONS. In accordance with its view of present applicable law, the Company will vote the shares of the Investment Options at regular and special meetings of the shareholders of the Investment Options in accordance with instructions from Policy Owners having a voting interest in Separate Account One. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Policy Owners in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Investment Options in its own right, it may elect to do so.
The voting interests of the Policy Owner in the Investment Options will be determined as follows: Policy Owners may cast one vote for each $100 of Cash Value of the Policy allocated to the Investment Option, the assets of which are invested in the particular Investment Option on the record date for the shareholder meeting for that Fund. Fractional votes are counted. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Investment Option(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Policy Owner.

Policy Owners should review the prospectuses for the Investment Options to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.
DISREGARD OF VOTING INSTRUCTIONS. When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Separate Account One or one of the Investment Options, or to approve or disapprove an investment advisory contract of one of the Investment Options. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Investment Options which are initiated by a Policy Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. Should the Company disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.
REPORTS TO POLICY OWNERS
The Company will maintain all records relating to Separate Account One and the Investment Options. At least once in each Policy Year, the Company will send to Policy Owners a statement containing the following information: (1) the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value); (2) the date and amount of each Premium Payment; (3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any partial surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Policy; and (7) a reconciliation since the last report of any change in Cash Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.
Each Policy Owner will also receive semiannual and annual reports containing financial statements for each of the Investment Options in which premium payments are allocated at the time of the report.
LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION
The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period will be measured from the date of reinstatement (subject to state regulation). Each requested increase in Stated Amount is contestable for two years from its effective date.
In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less the amount of any partial surrender and the amount of any outstanding policy loan. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).
MISSTATEMENT AS TO SEX AND AGE
If there has been a misstatement with regard to sex or age in the Policy Application, benefits payable will be adjusted to what the Policy would have provided with the correct information based on the most recent cost of insurance charge. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

SUSPENSION OF VALUATION
The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Investment Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Investment Options' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.
BENEFICIARY
The Applicant names the beneficiary in the application for the Policy. The Policy Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime, and while the Policy is in force, by sending a written request to the Company. Any change will be effective from the date the written request was signed. The Company has no responsibility for payments made or actions taken prior to receipt of the written request. If no beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.
The rights of any collateral assignee may affect the interest of the
Beneficiary.
ASSIGNMENT
The Policy Owner is specified in the Policy Application. The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment, and is not responsible for determining the validity of any assignment. Proof of interest must be filed with any claim under a collateral assignment.
DIVIDENDS
No dividends will be paid under the Policy.
                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL
The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.
IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.
THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.
                            TAX STATUS OF THE POLICY
--------------------------------------------------------------------------------

DEFINITION OF LIFE INSURANCE
Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the

Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.
DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. Separate Account One, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.


The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not treated as owning the separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of Separate Account One. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of Separate Account One.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.
                        TAX TREATMENT OF POLICY BENEFITS
--------------------------------------------------------------------------------

IN GENERAL
The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.
In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS
In light of Policy premium requirements, a Policy will, in almost all cases, be a modified endowment contract. (See, however, the discussion below on a Policy issued in exchange for another life insurance contract.)

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.


The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

EXCHANGES
Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS


In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.


POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the owner and no part of a loan will constitute income to the owner. However, the treatment of loans taken on earnings after the tenth Policy Year, or of loans taken to acquire a Travelers long-term care policy is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes. Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.
Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.
TREATMENT OF LOAN INTEREST
If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

                           THE COMPANY'S INCOME TAXES

--------------------------------------------------------------------------------

The Company currently makes no charge to Separate Account One for any federal, state or local taxes that it incurs that may be attributable to Separate Account One or to the Policies. The Company reserves the right, however, to make a charge for any tax or other economic burden responsibility from the application of tax laws that it determines to be properly attributable to Separate Account One or to the Policies.

                                   MANAGEMENT


              DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

--------------------------------------------------------------------------------

The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December

31, 1993, Primerica Corporation or its predecessors.
-------------------------------------------------------------------------------------------------
                           DIRECTOR
   NAME AND POSITION         SINCE                         PRINCIPAL BUSINESS
-------------------------------------------------------------------------------------------------
Jay S. Benet............      1996      Senior Vice President since February 1994 and Vice
Director                                President (1990-1994) of The Travelers Life and Annuity
                                        Company; Partner (1986-1990) of Coopers & Lybrand.
-------------------------------------------------------------------------------------------------
Ian R. Stuart...........      1996      Senior Vice President since November, 1996; Chief
Director                                Financial Officer; Chief Accounting Officer and
                                        Controller since March 1996, Vice President (1991-1996)
                                        of The Travelers Life and Annuity Company.
-------------------------------------------------------------------------------------------------
Katherine M. Sullivan...      1996      Senior Vice President and General Counsel since May 1996
Director                                of The Travelers Life and Annuity Company; Senior Vice
                                        President and General Counsel (1994-1996) Connecticut
                                        Mutual; Special Counsel & Chief of Staff (1988-1994)
                                        Aetna Life & Casualty.
-------------------------------------------------------------------------------------------------
George C. Kokulis.......      1996      Senior Vice President since September 1995, Vice
Director                                President (1993-1995) of The Travelers Life and Annuity
                                        Company.
-------------------------------------------------------------------------------------------------
Michael A. Carpenter....      1995      Chairman since June 1996 and President and Chief
Director                                Executive Officer since June 1995 of The Travelers Life
                                        and Annuity Company; Executive Vice President of
                                        Travelers Group Inc. since January 1995; Chairman,
                                        President and Chief Executive Officer (1989-1994), Kidder
                                        Peabody Group Inc.
-------------------------------------------------------------------------------------------------
Robert I. Lipp..........      1992      Chairman, President and Chief Executive Officer since
Director                                April 1996 of Travelers/Aetna Property Casualty Corp.;
                                        Chief Executive Officer and Director since December 1993
                                        of The Travelers Insurance Group Inc.; Vice Chairman and
                                        Director of Travelers Group Inc. since 1991; Chairman and
                                        Chief Executive Officer of Commercial Credit Company
                                        (1991-1993); Executive Vice President (1986-1991),
                                        Primerica Corporation.
-------------------------------------------------------------------------------------------------
Marc P. Weill...........      1994      Senior Vice President-Investments since 1993 and Chief
Director                                Investment Officer since 1995 of The Travelers Insurance
                                        Group Inc.; Senior Vice President and Chief Investment
                                        Officer of Travelers Group Inc. since 1992; Vice
                                        President (1990-1992), Primerica Corporation; Vice
                                        President (1989-1990), Smith Barney Inc.
-------------------------------------------------------------------------------------------------



* Principal business address: Travelers Group Inc., 388 Greenwich Street, New York, New York

           SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY
--------------------------------------------------------------------------------

The following are the Senior Officers of The Travelers Life and Annuity Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.


            NAME                POSITION WITH INSURANCE COMPANY
----------------------------    -------------------------------
Stuart Baritz                      Senior Vice President
Elizabeth C. Georgakopoulos        Senior Vice President
Barry Jacobson                     Senior Vice President
Russell H. Johnson                 Senior Vice President
Warren H. May                      Senior Vice President
Christine M. Modie                 Senior Vice President
David A. Tyson                     Senior Vice President
F. Denney Voss                     Senior Vice President


Information relating to the management of the Investment Options is contained in the Investment Option prospectuses.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

The assets of Separate Account One are held by the Company and are kept physically segregated and held separate and apart from the Company's general account. The Company maintains records of all of Separate Account One's purchases and redemptions of shares of the Investment Options.

                           DISTRIBUTION OF THE POLICY
--------------------------------------------------------------------------------

The Company intends to sell the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Company does not intend to conduct business in the state of New York.

Policies may be purchased from agents who are licensed by state insurance authorities to sell variable life insurance policies issued by the Company, and who are also registered representatives of broker-dealers which have Selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable life insurance policies described herein. Tower Square is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to an Underwriting Agreement to which Separate Account One, the Company, and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Policies.

Agents will be compensated for sales of the Policies on a commission and service fee basis. The maximum sales commissions to be paid under the Policy will be 6.5% of premiums. In addition, certain production, persistency and managerial bonuses may be paid.

                         LEGAL PROCEEDINGS AND OPINION
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Policy, Separate Account One or any of the Investment Options.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.


                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Separate Account One, the Company and the Policy.

                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


Coopers & Lybrand L.L.P., independent public accountants, 100 Pearl Street, Hartford, Connecticut are the independent auditors for Separate Account One. The services provided, to Separate Account One included primarily the audit of Separate Account One's financial statements. The financial statements for the year ended December 31, 1996, have been audited by Coopers & Lybrand L.L.P. as indicated in their report thereon and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.



The financial statements of The Travelers Life and Annuity Company as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.



                                 ILLUSTRATIONS

--------------------------------------------------------------------------------

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy.

Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.016667% for the first ten years following the Initial Premium for premium taxes.


The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and 0.75% for Investment Option expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during 1996. After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of 2.05% and 3.95%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.95% in the first Policy Year, and 10.10% thereafter. The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.


As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Separate Account One, since the Company is not currently deducting such charges from Separate Account One. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Upon request, the Company will provide a comparable personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount $106,918
Non Smoker                                Single Premium $25,000


          TOTAL
         PREMIUMS              DEATH BENEFIT                       CASH VALUE                   CASH SURRENDER VALUE
         WITH 5%      -------------------------------     -----------------------------     -----------------------------
YEAR     INTEREST       0%          6%          12%         0%         6%         12%         0%         6%         12%
----     --------     -------     -------     -------     ------     ------     -------     ------     ------     -------
  1       26,250      106,918     106,918     106,918     24,204     25,695      27,187     22,329     23,820      25,312
  2       27,562      106,918     106,918     106,918     23,405     26,400      29,615     21,530     24,525      27,740
  3       28,941      106,918     106,918     106,918     22,600     27,112      32,271     20,850     25,362      30,521
  4       30,388      106,918     106,918     106,918     21,788     27,831      35,178     20,038     26,081      33,428
  5       31,907      106,918     106,918     106,918     20,966     28,557      38,362     19,341     26,932      36,737
  6       33,502      106,918     106,918     106,918     20,130     29,285      41,851     18,630     27,785      40,351
  7       35,178      106,918     106,918     106,918     19,277     30,014      45,676     18,027     28,764      44,426
  8       36,936      106,918     106,918     106,918     18,402     30,740      49,872     17,402     29,740      48,872
  9       38,783      106,918     106,918     106,918     17,507     31,466      54,482     16,757     30,716      53,732
 10       40,722      106,918     106,918     106,918     16,580     32,183      59,548     16,580     32,183      59,548
 15       51,973      106,918     106,918     126,838     11,660     36,093      94,655     11,660     36,093      94,655
 20       66,332      106,918     106,918     184,174      5,209     39,534     150,962      5,209     39,534     150,962


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount $106,918
Non Smoker                                Single Premium $25,000.00


          TOTAL
         PREMIUMS              DEATH BENEFIT                       CASH VALUE                   CASH SURRENDER VALUE
         WITH 5%      -------------------------------     -----------------------------     -----------------------------
YEAR     INTEREST       0%          6%          12%         0%         6%         12%         0%         6%         12%
----     --------     -------     -------     -------     ------     ------     -------     ------     ------     -------
  1       26,250      106,918     106,918     106,918     24,054     25,542      27,030     22,179     23,667      25,155
  2       27,562      106,918     106,918     106,918     23,093     26,074      29,276     21,218     24,199      27,401
  3       28,941      106,918     106,918     106,918     22,114     26,596      31,723     20,364     24,846      29,973
  4       30,388      106,918     106,918     106,918     21,115     27,103      34,392     19,365     25,353      32,642
  5       31,907      106,918     106,918     106,918     20,090     27,594      37,306     18,465     25,969      35,681
  6       33,502      106,918     106,918     106,918     19,035     28,061      40,490     17,535     26,561      38,990
  7       35,178      106,918     106,918     106,918     17,941     28,499      43,969     16,691     27,249      42,719
  8       36,936      106,918     106,918     106,918     16,801     28,900      47,777     15,801     27,900      46,777
  9       38,783      106,918     106,918     106,918     15,605     29,256      51,946     14,855     28,506      51,196
 10       40,722      106,918     106,918     106,918     14,344     29,558      56,521     14,344     29,558      56,521
 15       51,973      106,918     106,918     118,360      6,893     30,331      88,328      6,893     30,331      58,328
 20       66,332            0*    106,918     169,877          0*    28,127     139,243          0*    28,127     139,243


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

* Insufficient cash value would be developed to continue the contract without additional premium payments.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount $106,918
Non Smoker                                Single Premium $25,000.00


          TOTAL
         PREMIUMS              DEATH BENEFIT                       CASH VALUE                   CASH SURRENDER VALUE
         WITH 5%      -------------------------------     -----------------------------     -----------------------------
YEAR     INTEREST       0%          6%          12%         0%         6%         12%         0%         6%         12%
----     --------     -------     -------     -------     ------     ------     -------     ------     ------     -------
  1       26,250      131,052     132,539     134,026     24,134     25,621      27,108     22,259     23,746      25,233
  2       27,562      130,180     133,157     136,353     23,262     26,239      29,435     21,387     24,364      27,560
  3       28,941      129,302     133,771     138,882     22,384     26,853      31,964     20,634     25,103      30,214
  4       30,388      128,414     134,379     141,629     21,496     27,461      34,711     19,746     25,711      32,961
  5       31,907      127,515     134,977     144,615     20,597     28,059      37,697     18,972     26,434      36,072
  6       33,502      126,601     135,560     147,859     19,683     28,642      40,941     18,183     27,142      39,441
  7       35,178      125,667     136,124     151,380     18,749     29,206      44,462     17,499     27,956      43,212
  8       36,936      124,709     136,662     155,200     17,791     29,744      48,282     16,791     28,744      47,282
  9       38,783      123,730     137,177     159,352     16,812     30,259      52,434     16,062     29,509      51,684
 10       40,722      122,717     137,653     163,855     15,799     30,735      56,937     15,799     30,735      56,937
 15       51,973      117,377     139,855     193,983     10,459     32,937      87,065     10,459     32,937      87,065
 20       66,332      110,597     140,268     240,124      3,679     33,350     133,206      3,679     33,350     133,206


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount $106,918
Non Smoker                                Single Premium $25,000.00


          TOTAL
         PREMIUMS              DEATH BENEFIT                       CASH VALUE                   CASH SURRENDER VALUE
         WITH 5%      -------------------------------     -----------------------------     -----------------------------
YEAR     INTEREST       0%          6%          12%         0%         6%         12%         0%         6%         12%
----     --------     -------     -------     -------     ------     ------     -------     ------     ------     -------
  1       26,250      130,857     132,338     133,819     23,939     25,420      26,901     22,064     23,545      25,026
  2       27,562      129,779     132,731     135,900     22,861     25,813      28,982     20,986     23,938      27,107
  3       28,941      128,682     133,094     138,142     21,764     26,176      31,224     20,014     24,426      29,474
  4       30,388      127,562     133,422     140,555     20,644     26,504      33,637     18,894     24,754      31,887
  5       31,907      126,417     133,710     143,151     19,499     26,792      36,233     17,874     25,167      34,608
  6       33,502      125,239     133,948     145,942     18,321     27,030      39,024     16,821     25,530      37,524
  7       35,178      124,022     134,127     148,939     17,104     27,209      42,021     15,854     25,959      40,771
  8       36,936      122,757     134,236     152,152     15,839     27,318      45,234     14,839     26,318      44,234
  9       38,783      121,435     134,261     155,592     14,517     27,343      48,674     13,767     26,593      47,924
 10       40,722      120,050     134,190     159,272     13,132     27,272      52,354     13,132     27,272      52,354
 15       51,973      112,062     132,301     182,701      5,144     25,383      75,783      5,144     25,383      75,783
 20       66,332            0*    125,727     215,673          0*    18,809     108,755          0*    18,809     108,755


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

* Insufficient cash value would be developed to continue the contract without additional premium payments.

                     APPENDIX A -- PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Separate Account One's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account One commenced operations on September 5, 1995. All Investment Options of Separate Account One invest in Investment Options that were in existence prior to the date on which the Investment Options became available under the Policy. Average annual rates of return include periods prior to the inception of the Investment Option, and are calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Separate Account One during the period shown.


The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options, as well as the 0.90% mortality and expense risk charge and the 0.40% administrative expense charge assessed against the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges assessed under the Policy, see "Charges and Deductions." For illustrations of how these charges affect Cash Values and Death Benefits, see ("Illustrations.")



                   AVERAGE RATES OF RETURN (SINCE INCEPTION)
                      FOR PERIODS ENDED DECEMBER 31, 1996



                                                               AVERAGE ANNUAL
                       INVESTMENT OPTION                       RATE OF RETURN    INCEPTION DATE
    --------------------------------------------------------   --------------    --------------
    Smith Barney Income and Growth Portfolio................        18.08%           6/20/94
    Alliance Growth Portfolio...............................        25.55%           6/20/94
    American Capital Enterprise Portfolio...................        21.88%           6/21/94
    Smith Barney International Equity Portfolio.............         8.10%           6/20/94
    TBC Managed Income Portfolio............................         6.05%           6/28/94
    Putnam Diversified Income Portfolio.....................         9.13%           6/20/94
    Smith Barney High Income Portfolio......................        10.79%           6/22/94
    MFS Total Return Portfolio..............................        13.29%           6/20/94
    Smith Barney Money Market Portfolio.....................         3.62%           6/20/94
    AIM Capital Appreciation Portfolio......................         6.98%          10/10/95
    Smith Barney Total Return Portfolio.....................        18.34%          11/21/94
    Travelers Zero Coupon Bond Fund Portfolio 1998..........         3.91%          10/11/95
    Travelers Zero Coupon Bond Fund Portfolio 2000..........         3.60%          10/11/95
    Travelers Zero Coupon Bond Fund Portfolio 2005..........         4.29%          10/11/95
    MFS Emerging Growth Portfolio...........................          .40%           8/30/96
    Select High Growth Portfolio............................           --             2/5/97
    Select Growth Portfolio.................................           --             2/5/97
    Select Balanced Portfolio...............................           --             2/5/97
    Select Conservative Portfolio...........................           --             2/5/97
    Select Income Portfolio.................................           --             2/5/97

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges and the deduction for premium tax) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates increase each year as the Insured becomes a year older.

Male, Age 35, Non-Smoker
$25,000 Single Premium
Hypothetical Gross Annual Investment
  Rate of Return: 10%*
Face Amount: $167,193
Level Death Benefit Option
Current Charges

                                                 MONTHLY DEDUCTION AMOUNTS
                          SURRENDER CHARGE     -----------------------------
POLICY     CUMULATIVE         AS % OF               COST OF          PREMIUM
 YEAR       PREMIUMS         CUM. PREM.        INSURANCE CHARGES       TAX
------     ----------     ----------------     -----------------     -------
 1          $ 25,000             7.5%               $214.78          $51.55
 2          $ 25,000             7.5%               $222.97          $55.11
 3          $ 25,000             7.0%               $232.58          $58.98
 5          $ 25,000             6.5%               $255.05          $67.60
 10         $ 25,000               0%               $323.22          $95.26

* Hypothetical investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                      APPENDIX B -- DEATH BENEFIT EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the Level and Variable Death Benefit Options available under the Policy. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (in accordance with the table on page 25 of this Prospectus), and no outstanding policy loans.

                        OPTION 1 -- LEVEL DEATH BENEFIT
--------------------------------------------------------------------------------

Under a "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $25,000. Since the Policy is designed to qualify as a life insurance contract, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $8,000, the Minimum Amount Insured would be $20,000 ($8,000 X 250%). If the Death Benefit in the Policy is the greater of the Stated Amount ($25,000) or the Minimum Amount Insured ($20,000), then the Death Benefit would be $25,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 X 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($25,000) or the Minimum Amount Insured ($100,000).

EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Policy equals $44,000, the Minimum Amount Insured would be $106,920 ($44,000 X 243%) (243% is the applicable percentage for a 41-year old insured). The Death Benefit would be equal to $106,920 which is the greater of the Stated Amount ($25,000) and the Minimum Amount Insured ($106,920).

EXAMPLE FOUR. The Death Benefit may also increase or decrease with the investment experience of the applicable Underlying Funds to the extent the Minimum Amount Insured exceeds the Stated Amount. Consequently, if the 41-year old Insured has a Cash Value equal to $35,000 instead of $44,000, the Death Benefit would be $85,050 ($35,000 X 243%).

                       OPTION 2 -- VARIABLE DEATH BENEFIT
--------------------------------------------------------------------------------

Under a "Variable" Death Benefit, the Death Benefit under the Policy will vary with the investment experience of the Investment Option(s) to which Premium Payments are allocated under the Policy. The Variable Death Benefit will generally be equal to the Stated Amount ($25,000) plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). The Death Benefit ($35,000) would be equal to the Stated Amount ($25,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 X 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($25,000 + $60,000 = $85,000).

EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Policy equals $65,000, the Minimum Amount Insured would be $157,950 ($65,000 X 243%) (243% is the applicable percentage for a 41-year old insured). The resulting Death Benefit under the Policy would be equal to $157,950 because the Minimum Amount Insured ($157,950) is greater than the Stated Amount plus the Cash Value ($25,000 + $65,000 = $90,000).

As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Policy less any outstanding policy loan, Deduction Amount due but unpaid, and any amount payable pursuant to a collateral assignment of the Policy. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1, the Death Benefit equals the Stated Amount and will vary only when the Minimum Amount Insured exceeds the Stated Amount of the Policy. Under Option 2, the Death Benefit equals the greater of the Stated Amount plus the Cash Value, and the Minimum Amount Insured.

                  APPENDIX C -- REPRESENTATIVE STATED AMOUNTS
--------------------------------------------------------------------------------

The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).

                MALE                                    FEMALE
-------------------------------------    -------------------------------------
AGE      SP FAC      AGE      SP FAC     AGE      SP FAC      AGE      SP FAC
---     ---------    ---     --------    ---     ---------    ---     --------
20       12.65742    51       3.32670    20       16.15463    51       4.13678
21       12.20773    52       3.19482    21       15.48558    52       3.97060
22       11.76323    53       3.06987    22       14.83810    53       3.81237
23       11.32222    54       2.95167    23       14.21155    54       3.66170
24       10.88482    55       2.83985    24       13.60662    55       3.51803
25       10.45123    56       2.73405    25       13.02272    56       3.38078
26       10.02300    57       2.63380    26       12.45932    57       3.24928
27        9.60257    58       2.53865    27       11.91653    58       3.12290
28        9.19198    59       2.44827    28       11.39430    59       3.00125
29        8.79287    60       2.36238    29       10.89240    60       2.88420
30        8.40647    61       2.28087    30       10.41067    61       2.77188
31        8.03383    62       2.20360    31        9.94865    62       2.66457
32        7.67547    63       2.13053    32        9.50535    63       2.56258
33        7.33157    64       2.06153    33        9.08002    64       2.46607
34        7.00238    65       1.99645    34        8.67288    65       2.37482
35        6.68772    66       1.93500    35        8.28367    66       2.28843
36        6.38750    67       1.87688    36        7.91217    67       2.20637
37        6.10155    68       1.82180    37        7.55883    68       2.12805
38        5.82963    69       1.76950    38        7.22327    69       2.05307
39        5.57132    70       1.71990    39        6.90517    70       1.98132
40        5.32610    71       1.67297    40        6.60400    71       1.91287
41        5.09358    72       1.62875    41        6.31898    72       1.84795
42        4.87303    73       1.58733    42        6.04912    73       1.78683
43        4.66378    74       1.54873    43        5.79305    74       1.72965
44        4.46520    75       1.51285    44        5.54958    75       1.67632
45        4.27672    76       1.47945    45        5.31792    76       1.62663
46        4.09775    77       1.44823    46        5.09715    77       1.58023
47        3.92765    78       1.41890    47        4.88652    78       1.53675
48        3.76588    79       1.39115    48        4.68553    79       1.49587
49        3.61205    80       1.36485    49        4.49387    80       1.45742
50        2.46573                        50        4.31108

                     THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996


ASSETS:
  Investments in eligible funds at market value:
    The Travelers Series Trust:
      Zero Coupon Bond Fund Portfolio Series 1998, 20,609 shares (cost $209,330).........   $  205,883
      Zero Coupon Bond Fund Portfolio Series 2000, 43,293 shares (cost $435,847).........      431,199
      Zero Coupon Bond Fund Portfolio Series 2005, 45,275 shares (cost $449,168).........      451,392
    Travelers Series Fund Inc.:
      Alliance Growth Portfolio, 161,749 shares (cost $2,425,243)........................    2,714,156
      Van Kampen American Capital Enterprise Portfolio, 106,235 shares (cost $1,510,783).    1,679,583
      TBC Managed Income Portfolio, 28,763 shares (cost $306,389)........................      307,767
      Smith Barney High Income Portfolio, 139,118 shares (cost $1,601,265)...............    1,647,158
      Smith Barney International Equity Portfolio, 142,956 shares (cost $1,674,173)......    1,795,532
      Smith Barney Income and Growth Portfolio, 85,294 shares (cost $1,190,319)..........    1,284,531
      Smith Barney Money Market Portfolio, 3,510,513 shares (cost $3,510,513)............    3,510,513
      Putnam Diversified Income Portfolio, 57,305 shares (cost $656,616).................      663,022
      MFS Total Return Portfolio, 147,888 shares (cost $1,851,396).......................    1,947,679
      AIM Capital Appreciation Portfolio, 212,176 shares (cost $2,193,621)...............    2,340,306
    Smith Barney Series Fund:
      Total Return Portfolio, 169,813 shares (cost $2,372,554)...........................    2,671,156
                                                                                           -----------
        Total Investments (cost $20,387,217).............................................                $ 21,649,877

  Receivables:
    Dividends............................................................................                      60,296
    Premium payments and transfers from other Travelers accounts.........................                      27,964
  Other assets...........................................................................                          77
                                                                                                        -------------

        Total Assets.....................................................................                  21,738,214
                                                                                                        -------------

LIABILITIES:
  Payable for contract surrenders and transfers to other Travelers accounts..............                      37,817
  Accrued liabilities....................................................................                       3,068
                                                                                                        -------------

        Total Liabilities................................................................                      40,885
                                                                                                        -------------

NET ASSETS:                                                                                              $ 21,697,329
                                                                                                        =============





                       See Notes to Financial Statements

                     THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


INVESTMENT INCOME:

  Dividends................................................                   $    594,038

EXPENSES:
  Insurance charges........................................     $   123,962
  Administrative fees......................................          55,266
                                                                -----------

    Total expenses.........................................                        179,228
                                                                              ------------

      Net investment income................................                        414,810
                                                                              ------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
  INVESTMENTS:
  Realized gain from investment transactions:
    Proceeds from investments sold.........................      14,137,048
    Cost of investments sold...............................      14,032,333
                                                                -----------

      Net realized gain....................................                        104,715

  Change in unrealized gain on investments:
    Unrealized gain at December 31, 1995...................             944
    Unrealized gain at December 31, 1996...................       1,262,660
                                                                -----------

      Net change in unrealized gain for the year...........                      1,261,716
                                                                              ------------

        Net realized gain and change in unrealized gain....                      1,366,431
                                                                              ------------

  Net increase in net assets resulting from operations.....                   $  1,781,241
                                                                              ============


                       See Notes to Financial Statements

                     THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                       STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE YEAR ENDED DECEMBER 31, 1996 AND
            THE PERIOD OCTOBER 10, 1995 (DATE OPERATIONS COMMENCED)
                              TO DECEMBER 31, 1995


                                                                                     1996                     1995
                                                                                     ----                     ----
OPERATIONS:
  Net investment income..................................................      $        414,810          $        9,547
  Net realized gain from investment transactions.........................               104,715                       2
  Net change in unrealized gain on investments...........................             1,261,716                     944
                                                                               ----------------          --------------

    Net increase in net assets resulting from operations.................             1,781,241                  10,493
                                                                               ----------------          --------------

UNIT TRANSACTIONS:
  Participant premium payments
     (applicable to 20,300,668 and 1,807,237 units, respectively)........            20,747,433               1,818,712
  Participant transfers from other Travelers accounts
     (applicable to 16,483,710 and 348,619 units, respectively)..........            17,805,104                 349,129
  Contract surrenders
     (applicable to 289,255 and 5,623 units, respectively)...............              (314,374)                 (5,661)
  Participant transfers to other Travelers accounts
     (applicable to 19,639,934 and 346,689 units, respectively)..........           (20,145,618)               (349,130)
                                                                               ----------------          --------------

       Net increase in net assets resulting from unit transactions.......            18,092,545               1,813,050
                                                                               ----------------          --------------

         Net increase in net assets......................................            19,873,786               1,823,543

NET ASSETS:
  Beginning of period....................................................             1,823,543                       -
                                                                               ----------------          --------------

  End of period..........................................................      $     21,697,329          $    1,823,543
                                                                               ================          ==============



                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Variable Life Insurance Separate Account One ("Separate Account One") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), which is a wholly owned subsidiary of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable life insurance contracts issued by Travelers Life. Separate Account One is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

Participant premium payments applied to Separate Account One are invested in one or more eligible funds in accordance with the selection made by the contract owner. As of December 31, 1996, the eligible funds available under Separate Account One are: Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; Alliance Growth Portfolio, Van Kampen American Capital Enterprise Portfolio (formerly American Capital Enterprise Portfolio), TBC Managed Income Portfolio, Smith Barney High Income Portfolio, Smith Barney International Equity Portfolio, Smith Barney Income and Growth Portfolio, Smith Barney Money Market Portfolio, Putnam Diversified Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc. (formerly Smith Barney/Travelers Series Fund Inc.); and Total Return Portfolio of Smith Barney Series Fund. All eligible funds are managed by affiliates of The Travelers. The Travelers Series Trust and Smith Barney Series Fund are registered as Massachusetts business trusts. Travelers Series Fund Inc. is incorporated under Maryland law.

The following is a summary of significant accounting policies consistently followed by Separate Account One in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

FEDERAL INCOME TAXES. The operations of Separate Account One form a part of the total operations of Travelers Life and are not taxed separately. Travelers Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account One. Separate Account One is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

2.  INVESTMENTS

Purchases and sales of investments aggregated $32,604,326 and $14,137,048, respectively, for the year ended December 31, 1996. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $20,387,217 at December 31, 1996. Gross unrealized appreciation for all investments at December 31, 1996 was $1,270,755. Gross unrealized depreciation for all investments at December 31, 1996 was $8,095.

3.  CONTRACT CHARGES

Insurance charges are paid for the mortality and expense risks assumed by Travelers Life. These charges are equivalent to 0.90% of the average net assets of Separate Account One on an annual basis. (Contracts in this category are identified as Price I in Note 4.) For any contract year that follows a contract year in which the participant's average net fund growth rate (as described in the prospectus) is 6.5% or greater, these charges will be reduced to 0.75%. (Contracts in this category are identified as Price II in Note 4.)

Administrative fees are paid for administrative expenses incurred by Travelers Life. This charge is equivalent to 0.40% of the average net assets of Separate Account One on an annual basis.

Travelers Life receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as descibed in the prospectus). Travelers Life received no contingent surrender charges for the year ended December 31, 1996 and the period October 10, 1995 (date operations commenced) to December 31, 1995.

4.  NET CONTRACT OWNERS' EQUITY

                                                               DECEMBER 31, 1996
                                                    -------------------------------------------
                                                                      UNIT          NET
                                                        UNITS         VALUE        ASSETS
                                                        -----         -----        ------
The Travelers Series Trust
 Zero Coupon Bond Fund Portfolio Series 1998
  Price I..........................................      182,100   $   1.025   $    186,682
  Price II.........................................       29,510       1.027         30,299
 Zero Coupon Bond Fund Portfolio Series 2000
  Price I..........................................      417,629       1.013        423,261
  Price II.........................................       29,511       1.015         29,953
 Zero Coupon Bond Fund Portfolio Series 2005
  Price I..........................................      409,861       0.994        407,485
  Price II.........................................       65,630       0.996         65,346

Travelers Series Fund Inc.
 Alliance Growth Portfolio
  Price I..........................................    1,745,451       1.318      2,300,857
  Price II.........................................      317,986       1.321        419,908
 Van Kampen American Capital Enterprise Portfolio
  Price I..........................................    1,138,904       1.229      1,399,652
  Price II.........................................      227,229       1.231        279,693
 TBC Managed Income Portfolio
  Price I..........................................      304,658       1.010        307,723
 Smith Barney High Income Portfolio
  Price I..........................................    1,218,684       1.148      1,398,475
  Price II.........................................      216,132       1.150        248,453
 Smith Barney International Equity Portfolio
  Price I..........................................    1,387,928       1.195      1,658,706
  Price II.........................................      119,947       1.197        143,570
 Smith Barney Income and Growth Portfolio
  Price I..........................................      915,908       1.179      1,079,437
  Price II.........................................      173,648       1.180        204,980
 Smith Barney Money Market Portfolio
  Price I..........................................    3,284,747       1.045      3,431,746
  Price II.........................................       43,976       1.047         46,029
 Putnam Diversified Income Portfolio
  Price I..........................................      514,322       1.066        548,433
  Price II.........................................      107,216       1.068        114,497
 MFS Total Return Portfolio
  Price I..........................................    1,596,213       1.138      1,817,181
  Price II.........................................      120,333       1.140        137,211
 AIM Capital Appreciation Portfolio
  Price I..........................................    1,687,160       1.158      1,953,242
  Price II.........................................      333,531       1.160        386,739

Smith Barney Series Fund
 Total Return Portfolio
  Price I..........................................    1,780,183       1.293      2,301,717
  Price II.........................................      290,336       1.295        376,054
                                                                               ------------

Net Contract Owners' Equity..................................................  $ 21,697,329
                                                                               ============


                      This page intentionally left blank.

5. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD OCTOBER 10, 1995 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1995





                                                                     ZERO COUPON BOND              ZERO COUPON BOND
                                                                      FUND PORTFOLIO                FUND PORTFOLIO
                                                                        SERIES 1998                   SERIES 2000
                                                            ----------------------------- -----------------------------
                                                                  1996           1995           1996           1995
                                                                  ----           ----           ----           ----
INVESTMENT INCOME:
Dividends.................................................    $   11,484      $       -     $   22,438      $       -
                                                              ----------      ---------     ----------      ---------

EXPENSES:
Insurance charges.........................................         1,122              -          2,555              -
Administrative fees.......................................           501              -          1,138              -
                                                              ----------      ---------     ----------      ---------
      Net investment income (loss)........................         9,861              -         18,745              -
                                                              ----------      ---------     ----------      ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold........................         3,588              -         11,330              -
    Cost of investments sold..............................         3,569              -         11,396              -
                                                              ----------      ---------     ----------      ---------

      Net realized gain (loss)............................            19              -            (66)             -
                                                              ----------      ---------     ----------      ---------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of period............             -              -              -              -
    Unrealized gain (loss) end of period..................        (3,447)             -         (4,648)             -
                                                              ----------      ---------     ----------      ---------

      Net change in unrealized gain (loss) for the period.        (3,447)             -         (4,648)             -
                                                              ----------      ---------     ----------      ---------

Net increase in net assets
      resulting from operations...........................         6,433              -         14,031              -
                                                              ----------      ---------     ----------      ---------



UNIT TRANSACTIONS:
Participant premium payments..............................             -              -              -              -
Participant transfers from other Travelers accounts.......       212,787              -        447,366              -
Contract surrenders.......................................        (2,239)             -         (5,340)             -
Participant transfers to other Travelers accounts.........             -              -         (2,843)             -
                                                              ----------      ---------     ----------      ---------

    Net increase in net assets resulting
      from unit transactions..............................       210,548              -        439,183              -
                                                              ----------      ---------     ----------      ---------

      Net increase in net assets..........................       216,981              -        453,214              -



NET ASSETS:
    Beginning of period...................................             -              -              -              -
                                                              ----------      ---------     ----------      ---------

    End of period.........................................    $  216,981      $       -     $  453,214      $       -
                                                              ==========      =========     ==========      =========


                                                                      ZERO COUPON BOND
                                                                       FUND PORTFOLIO
                                                                         SERIES 2005
                                                             -----------------------------
                                                                   1996          1995
                                                                   ----          ----
INVESTMENT INCOME:
Dividends.................................................     $    21,875    $        -
                                                               -----------    ----------

EXPENSES:
Insurance charges.........................................           2,369             -
Administrative fees.......................................           1,058             -
                                                               -----------    ----------
      Net investment income (loss)........................          18,448             -
                                                               -----------    ----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold........................           6,922             -
    Cost of investments sold..............................           7,212             -
                                                               -----------    ----------

      Net realized gain (loss)............................            (290)            -
                                                               -----------    ----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of period............               -             -
    Unrealized gain (loss) end of period..................           2,224             -
                                                               -----------    ----------

      Net change in unrealized gain (loss) for the period.           2,224             -
                                                               -----------    ----------

Net increase in net assets
      resulting from operations...........................          20,382             -
                                                               -----------    ----------



UNIT TRANSACTIONS:
Participant premium payments..............................               -             -
Participant transfers from other Travelers accounts.......         457,424             -
Contract surrenders.......................................          (4,975)            -
Participant transfers to other Travelers accounts.........               -             -
                                                               -----------    ----------

    Net increase in net assets resulting
      from unit transactions..............................         452,449             -
                                                               -----------    ----------

      Net increase in net assets..........................         472,831             -



NET ASSETS:
    Beginning of period...................................               -             -
                                                               -----------    ----------

    End of period.........................................     $   472,831    $        -
                                                               ===========    ==========

                                       VAN KAMPEN
                                    AMERICAN CAPITAL                  TBC MANAGED                  SMITH BARNEY
 ALLIANCE GROWTH PORTFOLIO        ENTERPRISE PORTFOLIO             INCOME PORTFOLIO           HIGH INCOME PORTFOLIO
---------------------------   ---------------------------   ---------------------------   ----------------------------
     1996           1995           1996           1995           1996           1995           1996           1995
     ----           ----           ----           ----           ----           ----           ----           ----
$     99,350  $       2,884   $      5,283  $       1,621   $     13,493  $           -   $     93,822     $      220
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------

      13,339             42          8,988             15          1,970              -          9,312              8
       5,958             19          4,013              7            876              -          4,148              4
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------
      80,053          2,823         (7,718)         1,599         10,647              -         80,362            208
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------




     229,640             60        159,079              -          6,423              -         28,023             23
     202,194             59        145,576              -          6,511              -         26,546             23
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------

      27,446              1         13,503              -            (88)             -          1,477              -
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------


        (249)             -           (546)             -              -              -            (75)             -
     288,913           (249)       168,800           (546)         1,378              -         45,893            (75)
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------

     289,162           (249)       169,346           (546)         1,378              -         45,968            (75)
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------


     396,661          2,575        175,131          1,053         11,937              -        127,807            133
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------




           -              -              -              -              -              -              -              -
   2,374,269         97,916      1,548,355         52,343        300,251              -      1,533,606          4,995
     (32,508)           (47)       (20,467)           (23)        (4,465)             -        (19,601)           (12)
    (118,101)             -        (77,047)             -              -              -              -              -
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------


   2,223,660         97,869      1,450,841         52,320        295,786              -      1,514,005          4,983
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------

   2,620,321        100,444      1,625,972         53,373        307,723              -      1,641,812          5,116




     100,444              -         53,373              -              -              -          5,116              -
------------  -------------   ------------  -------------   ------------  -------------   ------------  -------------

$  2,720,765  $     100,444   $  1,679,345  $      53,373   $    307,723  $           -   $  1,646,928     $    5,116
============  =============   ============  =============   ============  =============   ============  =============

5. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD OCTOBER 10, 1995 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1995 (CONTINUED)

                                                                      SMITH BARNEY             SMITH BARNEY INCOME
                                                             INTERNATIONAL EQUITY PORTFOLIO   AND GROWTH PORTFOLIO
                                                            ------------------------------- ---------------------------
                                                                 1996           1995           1996           1995
                                                                 ----           ----           ----           ----
INVESTMENT INCOME:
Dividends.................................................  $       1,831  $          55   $     28,917  $         632
                                                            -------------  -------------   ------------  -------------

EXPENSES:
Insurance charges.........................................          9,881             14          7,315             15
Administrative fees.......................................          4,398              6          3,268              7
                                                            -------------  -------------   ------------  -------------
      Net investment income (loss)........................        (12,448)            35         18,334            610
                                                            -------------  -------------   ------------  -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold........................        139,666              -        271,548             21
    Cost of investments sold..............................        129,802              -        250,615             21
                                                            -------------  -------------   ------------  -------------

      Net realized gain (loss)............................          9,864              -         20,933              -
                                                            -------------  -------------   ------------  -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of period............          1,118              -           (353)             -
    Unrealized gain (loss) end of period..................        121,359          1,118         94,212           (353)
                                                            -------------  -------------   ------------  -------------

      Net change in unrealized gain (loss) for the period.        120,241          1,118         94,565           (353)
                                                            -------------  -------------   ------------  -------------

Net increase in net assets
      resulting from operations...........................        117,657          1,153        133,832            257
                                                            -------------  -------------   ------------  -------------



UNIT TRANSACTIONS:
Participant premium payments..............................              -              -              -              -
Participant transfers from other Travelers accounts.......      1,745,858         48,301      1,264,075         37,186
Contract surrenders.......................................        (19,973)             -        (18,817)           (43)
Participant transfers to other Travelers accounts.........        (90,720)             -       (132,073)             -
                                                            -------------  -------------   ------------  -------------

    Net increase in net assets resulting
      from unit transactions..............................      1,635,165         48,301      1,113,185         37,143
                                                            -------------  -------------   ------------  -------------

      Net increase in net assets..........................      1,752,822         49,454      1,247,017         37,400



NET ASSETS:
    Beginning of period...................................         49,454              -         37,400              -
                                                            -------------  -------------   ------------  -------------

    End of period.........................................  $   1,802,276  $      49,454   $  1,284,417  $      37,400
                                                            =============  =============   ============  =============


                                                                   SMITH BARNEY
                                                              MONEY MARKET PORTFOLIO
                                                            ---------------------------
                                                                1996           1995
                                                                ----           ----
INVESTMENT INCOME:
Dividends.................................................  $    152,658  $       4,637
                                                            ------------  -------------

EXPENSES:
Insurance charges.........................................        28,570            878
Administrative fees.......................................        12,700            390
                                                            ------------  -------------
      Net investment income (loss)........................       111,388          3,369
                                                            ------------  -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold........................    12,928,844        151,146
    Cost of investments sold..............................    12,928,844        151,146
                                                            ------------  -------------

      Net realized gain (loss)............................             -              -
                                                            ------------  -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of period............             -              -
    Unrealized gain (loss) end of period..................             -              -
                                                            ------------  -------------

      Net change in unrealized gain (loss) for the period.             -              -
                                                            ------------  -------------

Net increase in net assets
      resulting from operations...........................       111,388          3,369
                                                            ------------  -------------



UNIT TRANSACTIONS:
Participant premium payments..............................    20,747,433      1,818,712
Participant transfers from other Travelers accounts.......       674,596          1,711
Contract surrenders.......................................       (98,271)        (5,467)
Participant transfers to other Travelers accounts.........   (19,426,566)      (349,130)
                                                            ------------  -------------

    Net increase in net assets resulting
      from unit transactions..............................     1,897,192      1,465,826
                                                            ------------  -------------

      Net increase in net assets..........................     2,008,580      1,469,195



NET ASSETS:
    Beginning of period...................................     1,469,195              -
                                                            ------------  -------------

    End of period.........................................  $  3,477,775  $   1,469,195
                                                            ============  =============

           PUTNAM                                                   AIM CAPITAL
DIVERSIFIED INCOME PORTFOLIO  MFS TOTAL RETURN PORTFOLIO     APPRECIATION PORTFOLIO        TOTAL RETURN PORTFOLIO
---------------------------- ----------------------------  ----------------------------  -----------------------------
  1996           1995            1996           1995           1996           1995           1996           1995
  ----           ----            ----           ----           ----           ----           ----           ----
$    35,287  $           -   $      63,619  $         838   $      2,310  $          54   $     41,671  $          77
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------


      3,873              -           8,753             11         13,032             16         12,883             19
      1,732              -           3,918              5          5,806              7          5,752              8
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------
     29,682              -          50,948            822        (16,528)            31         23,036             50
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------




      9,962              -          39,655             21        147,463              -        154,905             40
      9,686              -          37,947             21        130,930              -        141,505             39
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------

        276              -           1,708              -         16,533              -         13,400              1
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------


          -              -            (466)             -          1,010              -            505              -
      6,406              -          96,283           (466)       146,685          1,010        298,602            505
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------

      6,406              -          96,749           (466)       145,675          1,010        298,097            505
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------


     36,364              -         149,405            356        145,680          1,041        334,533            556
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------




          -              -               -              -              -              -              -              -
    634,085              -       1,858,163         29,556      2,286,291         55,224      2,467,978         21,897
     (7,519)             -         (22,040)           (21)       (27,167)           (23)       (30,992)           (25)
          -              -         (61,027)             -       (121,065)             -       (116,176)             -
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------


    626,566              -       1,775,096         29,535      2,138,059         55,201      2,320,810         21,872
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------

    662,930              -       1,924,501         29,891      2,283,739         56,242      2,655,343         22,428




          -              -          29,891              -         56,242              -         22,428              -
-----------  -------------   -------------  -------------   ------------  -------------   ------------  -------------

$   662,930  $           -   $   1,954,392  $      29,891   $  2,339,981  $      56,242   $  2,677,771  $      22,428
===========  =============   =============  =============   ============  =============   ============  =============

5. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD OCTOBER 10, 1995 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1995 (CONTINUED)


                                                                           COMBINED
                                                           ---------------------------------------
                                                                  1996               1995
                                                                  ----               ----
INVESTMENT INCOME:
Dividends.................................................  $         594,038  $          11,018
                                                            -----------------  -----------------

EXPENSES:
Insurance charges.........................................            123,962              1,018
Administrative fees.......................................             55,266                453
                                                            -----------------  -----------------
      Net investment income (loss)........................            414,810              9,547
                                                            -----------------  -----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold........................         14,137,048            151,311
    Cost of investments sold..............................         14,032,333            151,309
                                                            -----------------  -----------------

      Net realized gain (loss)............................            104,715                  2
                                                            -----------------  -----------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of period............                944                  -
    Unrealized gain (loss) end of period..................          1,262,660                944
                                                            -----------------  -----------------

      Net change in unrealized gain (loss) for the period.          1,261,716                944
                                                            -----------------  -----------------

Net increase in net assets
      resulting from operations...........................          1,781,241             10,493
                                                            -----------------  -----------------



UNIT TRANSACTIONS:
Participant premium payments..............................         20,747,433          1,818,712
Participant transfers from other Travelers accounts.......         17,805,104            349,129
Contract surrenders.......................................           (314,374)            (5,661)
Participant transfers to other Travelers accounts.........        (20,145,618)          (349,130)
                                                            -----------------  -----------------

    Net increase in net assets resulting
      from unit transactions..............................         18,092,545          1,813,050
                                                            -----------------  -----------------

      Net increase in net assets..........................         19,873,786          1,823,543



NET ASSETS:
    Beginning of period...................................          1,823,543                  -
                                                            -----------------  -----------------

    End of period.........................................  $      21,697,329  $       1,823,543
                                                            =================  =================

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Owners of Variable Life Insurance Contracts of
   The Travelers Variable Life Insurance Separate Account One:


We have audited the accompanying statement of assets and liabilities of The Travelers Variable Life Insurance Separate Account One as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the applicable periods ended December 31, 1996 and 1995. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1996, by correspondence with underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Variable Life Insurance Separate Account One as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the applicable periods ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 7, 1997

                          Independent Auditors' Report



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 1996 and 1995, and the related statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.




                                            /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 17, 1997

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                   STATEMENTS OF INCOME AND RETAINED EARNINGS


(for the year ended December 31, in thousands)                           1996          1995           1994
----------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                             $  9,357      $  2,652       $  3,498
Net investment income                                                  89,040        63,209         66,093
Realized investment gains (losses)                                     (9,613)       18,713         (2,074)
Other                                                                  16,223        17,466         18,702
----------------------------------------------------------------------------------------------------------
         Total revenues                                               105,007       102,040         86,219
----------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                                  56,448        52,390         55,596
Amortization of deferred acquisition costs
  and value of insurance in force                                       3,286         1,563              -
Other operating expenses                                                5,691         4,651          2,758
----------------------------------------------------------------------------------------------------------
         Total benefits and expenses                                   65,425        58,604         58,354
----------------------------------------------------------------------------------------------------------

Income before federal income taxes                                     39,582        43,436         27,865
----------------------------------------------------------------------------------------------------------

Federal income taxes:
  Current                                                              29,456         2,555          4,742
  Deferred expense (benefit)                                          (15,665)       11,964          4,798
----------------------------------------------------------------------------------------------------------
         Total federal income taxes                                    13,791        14,519          9,540
----------------------------------------------------------------------------------------------------------
Net income                                                             25,791        28,917         18,325
Retained earnings beginning of year                                   157,907       128,990        110,665
Dividends to parent                                                    16,000             -              -
----------------------------------------------------------------------------------------------------------
Retained earnings end of year                                        $167,698      $157,907       $128,990
----------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS


(at December 31, in thousands)                                                              1996             1995
-----------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value
  (cost,  $672,173; $678,293)                                                         $  694,535       $  724,639
Equity securities, at fair value (cost, $6,654; $9,453)                                    9,554           13,099
Mortgage loans                                                                            90,542          125,813
Real estate held for sale, net of accumulated depreciation of $0; $524                    10,111            8,995
Policy loans                                                                               1,750                -
Short-term securities                                                                     70,755           51,381
Other investments                                                                         69,754           65,805
-----------------------------------------------------------------------------------------------------------------
         Total investments                                                               947,001          989,732
-----------------------------------------------------------------------------------------------------------------
Separate accounts                                                                      1,187,812          886,688
Deferred acquisition costs and value of insurance in force                                40,027           22,560
Deferred federal income taxes                                                             57,616           41,158
Other assets                                                                              21,827           24,501
-----------------------------------------------------------------------------------------------------------------
         Total assets                                                                 $2,254,283       $1,964,639
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits                                                                $  654,534       $  671,027
Contractholder funds                                                                      86,097           11,947
Separate accounts                                                                      1,124,605          856,867
Other liabilities                                                                         17,179           61,247
-----------------------------------------------------------------------------------------------------------------
         Total liabilities                                                             1,882,415        1,601,088
-----------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000
  shares authorized, 30,000 issued and outstanding                                         3,000            3,000
Additional paid-in capital                                                               167,314          167,314
Retained earnings                                                                        167,698          157,907
Unrealized investment gains, net of taxes                                                 33,856           35,330
-----------------------------------------------------------------------------------------------------------------
         Total shareholder's equity                                                      371,868          363,551
-----------------------------------------------------------------------------------------------------------------

         Total liabilities and shareholder's equity                                   $2,254,283       $1,964,639
-----------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           Increase (Decrease) in Cash


(for the year ended December 31, in thousands)                            1996           1995            1994
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums collected                                                 $   6,472      $   1,950       $   3,498
  Net investment income received                                        71,083         66,219          57,240
  Benefits and claims paid                                             (70,331)       (71,710)        (72,298)
  Interest credited to contractholders                                    (813)             -               -
  Operating expenses paid                                               (5,482)        (3,013)         (4,400)
  Income taxes refunded (paid)                                         (23,931)       (35,305)          1,030
  Other                                                                 (6,857)        (6,772)         22,507
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities              (29,859)       (48,631)          7,577
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of investments
    Fixed maturities                                                    20,301         11,752          29,043
    Mortgage loans                                                      37,789         24,137          60,260
  Proceeds from sales of investments
    Fixed maturities                                                   978,970        459,971          41,671
    Equity securities                                                   12,818         11,823           9,373
    Mortgage loans                                                      22,437          7,013          23,327
    Real estate held for sale                                                -              -          34,181
  Purchases of investments
    Fixed maturities                                                  (994,443)      (515,098)       (204,412)
    Equity securities                                                   (5,412)          (156)           (375)
    Mortgage loans                                                     (21,450)        (4,890)         (5,607)
    Policy loans                                                        (1,750)             -               -
  Short-term securities, (purchases) sales, net                        (19,688)        (5,051)         (1,146)
  Other investments, (purchases) sales, net                             (6,160)         9,274             682
  Securities transactions in course of settlement                      (51,703)        45,727           5,722
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities              (28,291)        44,502          (7,281)
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Contractholder fund deposits                                          96,490          5,707               -
  Contractholder fund withdrawals                                      (22,340)        (1,874)              -
  Dividends to parent company                                          (16,000)             -               -
-------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                         58,150          3,833               -
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                      $       -      $    (296)      $     296
-------------------------------------------------------------------------------------------------------------
Cash at December 31                                                  $       -      $       -       $     296
-------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS



1.     NATURE OF OPERATIONS

       The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), which is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), which is an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group), a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services; (ii) Consumer Finance Services; (iii) Property & Casualty Insurance Services; and (iv) Life Insurance Services (through TIC and its subsidiaries). The periodic reports of Travelers Group provide additional business and financial information concerning that company and its consolidated subsidiaries.

       The Company offers fixed and variable deferred annuities and individual life insurance to individuals and small businesses. It also provides single premium group annuity close-out contracts and individual structured settlement annuities.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Significant accounting policies used in the preparation of the accompanying financial statements follow.

       Basis of presentation

       The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

       Certain prior year amounts have been reclassified to conform with the 1996 presentation.

       Investments

       Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are valued based upon quoted market prices, or if quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

       Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1996 and 1995.

       Real estate held for sale is carried at the lower of cost or fair value less estimated costs to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other acceptable techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1996 and 1995.

       Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

       Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

       Investment Gains and Losses

       Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

       Policy Loans

       Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

       Separate Accounts

       Separate account liabilities primarily represent structured settlement annuity obligations, which provide guaranteed levels of return or benefits to contractholders. The separate account assets supporting these obligations, which are legally segregated and are not subject to claims that arise out of any other business of the Company, are primarily carried at fair value. Earnings on structured settlement contracts, generally net investment income less policyholder benefits and operating expenses, are included in other revenues.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       In addition, the Company has other separate accounts, representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

       Deferred Acquisition Costs and Value of Insurance In Force

       Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 10- to 25-year amortization period is used for life insurance, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any are charged to income.

       The value of insurance in force represents the actuarially determined present value of anticipated profits to be realized from annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the business acquired. The value of the business in force is amortized using current interest crediting rates to accrete interest and amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any are charged to income.

       Future Policy Benefits

       Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 4.5% to 7.5%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Contractholder Funds

       Contractholder funds represent receipts from the issuance of universal life and certain individual annuity contracts. Contractholder Fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.9% to 7.0%.

       Permitted Statutory Accounting Practices

       The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on the statutory surplus of the Company is not material.

       Premiums

       Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.

       Other Revenues

       Other revenues include surrender, mortality and administrative charges and fees as earned on investment and other insurance contracts. Other revenues also include structured settlement policyholder revenues, which relate to contracts issued through a separate account of the Company, net of the related policyholder benefits and expenses.

       Federal Income Taxes

       The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Future Application of Accounting Standards

       In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 125 (FAS 125), "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." FAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS No. 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued FAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. The adoption of the provisions of this statement effective January 1, 1997 will not have a material impact on results of operations, financial condition or liquidity and the Company is currently evaluating the impact of the provisions whose effective date has been delayed until January 1, 1998.

3.     CHANGES IN ACCOUNTING PRINCIPLES

       Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of

       Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

       Accounting for Stock-Based Compensation

       The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options. Had the Company applied FAS 123 in accounting for stock options, net income would have been reduced by an insignificant amount in 1996 and 1995.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued




3.     CHANGES IN ACCOUNTING PRINCIPLES, Continued

       Accounting by Creditors for Impairment of a Loan

       Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," and Statement of Financial Accounting Standards No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," which describe how impaired loans should be measured when determining the amount of a loan loss accrual. These statements amended existing guidance on the measurement of restructured loans in a troubled debt restructuring involving a modification of terms. Their adoption did not have a material impact on the Company's financial condition, results of operations or liquidity.

4.     REINSURANCE

       The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide capacity for future growth and to effect business-sharing arrangements. The Company remains primarily liable as the direct insurer on all risks reinsured.

       Life insurance in force ceded to TIC at December 31, 1996 and 1995 was $90.7 million and $97.7 million, respectively. At December 31, 1996 and 1995, $2.2 billion and $601.2 million, respectively, was ceded to non-affiliates.

5.     SHAREHOLDER'S EQUITY

       Unrealized Investment Gains (Losses)

       An analysis of the change in unrealized gains and losses on investments is shown in Note 12.

       Shareholder's Equity and Dividend Availability

       The Company's statutory net income was $17.9 million, $23.0 million and $5.7 million for the years ended December 31, 1996, 1995 and 1994, respectively.

       Statutory capital and surplus was $254.1 million and $257.8 million at December 31, 1996 and 1995, respectively.

       The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $14.8 million is available in 1997 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



6.     DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

       The Company does not hold or issue derivative instruments for trading purposes. The carrying value of derivative instruments was not significant at December 31, 1996 and 1995.

       Fair Value of Certain Financial Instruments

       The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments which are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

       At December 31, 1996, investments in fixed maturities had a carrying value and a fair value of $694.5 million, compared with a carrying value and a fair value of $724.6 million at December 31, 1995. See Note 12.

       At December 31, 1996 and 1995, mortgage loans had a carrying value of $90.5 million and $125.8 million, respectively, which approximates fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

       The carrying values of $2.1 million and $1.9 million of financial instruments classified as other assets approximated their fair values at December 31, 1996 and 1995, respectively. The carrying values of $13.3 million and $55.3 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1996 and 1995, respectively. Fair value is determined using various methods including discounted cash flows, as appropriate for the various financial instruments.

       The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $896.9 million and $901.0 million, respectively, at December 31, 1996, compared to a carrying value and a fair value of $869.1 million and $923.0 million, respectively, at December 31, 1995. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $808.7 million and $695.3 million, respectively, at December 31, 1996, compared to a carrying value and a fair value of $839.1 million and $766.3 million, respectively, at December 31, 1995.

       The carrying values of short-term securities and policy loans approximated their fair values.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



7.     COMMITMENTS AND CONTINGENCIES

       Financial Instruments with Off-Balance Sheet Risk

       The Company has, in the normal course of business, provided fixed rate loan commitments and commitments to partnerships.

       The off-balance sheet risks of fixed rate loan commitments, commitments to partnerships and forward contracts were not significant at December 31, 1996 and 1995.

       Litigation

       The Company is a defendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1996, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

8.     BENEFIT PLANS

       Pension Plans

       The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Travelers Group covering the majority of Travelers Group's U.S. employees. Benefits for the qualified plan are based on an account balance formula. Under this formula, each employee's accrued benefit can be expressed as an account that is credited with amounts based upon the employee's pay, length of service and a specified interest rate, all subject to a minimum benefit level. This plan is funded in accordance with the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code.

       The Company also participates in a nonqualified, noncontributory defined benefit pension plan sponsored by an affiliate covering the majority of the Company's U.S. employees. Contributions are based on benefits paid.

       The Company's share of net pension expense was not significant for 1996, 1995 or 1994.

       Other Benefit Plans

       In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees through a plan sponsored by TIGI. Retirees may elect certain prepaid health care benefit plans. Life insurance benefits are generally set at a fixed amount. Beginning January 1, 1996, these plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. The cost recognized by the Company for these benefits represents its allocated share of the total costs of the plan, net of retiree contributions. The Company's share of the total cost of the plan for 1996, 1995 and 1994 was not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



8.     BENEFIT PLANS, Continued

       Savings, Investment and Stock Ownership Plan

       Under the savings, investment and stock ownership plan available to substantially all employees of TIGI, the Company matches a portion of employee contributions. Effective April 1, 1993, the match decreased from 100% to 50% of an employee's first 5% contribution and a variable match based on the profitability of TIGI and its subsidiaries was added through December 31, 1995. Effective January 1, 1996, the match remained at 50% of an employee's first 5% contribution with a maximum of $1,000. Effective January 1, 1997, employee contributions will be matched with Travelers Group stock options. The Company's expense was not significant for 1996, 1995 or 1994.

9.     RELATED PARTY TRANSACTIONS

       The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by TIC. Settlements for these functions between TIC and its affiliates are made regularly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

       TIGI and its subsidiaries maintain a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1996 and 1995, the pool totaled approximately $2.9 billion and $2.2 billion, respectively. The Company's share of the pool amounted to $68.2 million and $49.5 million at December 31, 1996 and 1995, respectively, and is included in short-term securities in the balance sheet.

       The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $250 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

       The Company sells structured settlement annuities to an affiliate, Travelers Property Casualty Corp., (TAP), formerly Travelers/Aetna Property Casualty Corp. Such deposits were $36.9 million, $36.6 million and $37.6 million for 1996, 1995 and 1994, respectively.

       The Company began marketing variable annuity products through its affiliate, Smith Barney, Inc., in 1995. Deposits related to these products were $300.0 million and $20.5 million in 1996 and 1995, respectively.

       Most leasing functions for TIGI and its subsidiaries are handled by TAP. Rent expense related to these leases are shared by the companies on a cost allocation method based generally on estimated usage by department. The company's rent expense was insignificant in 1996, 1995 and 1994.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



10.    FEDERAL INCOME TAXES


       (in thousands)                                      1996           1995                1994
       --------------------------------------------------------------------------------------------
       Effective tax rate

       Income before federal income taxes              $ 39,582        $43,436             $27,865
       Statutory tax rate                                    35%            35%                 35%
       -------------------------------------------------------------------------------------------

       Expected federal income taxes                   $ 13,854        $15,203             $ 9,753
       Tax effect of:
          Nontaxable investment income                      (15)           (13)                (90)
          Adjustments to benefit and other reserves           -              -                (117)
          Other, net                                        (48)          (671)                 (6)
       --------------------------------------------------------------------------------------------
       Federal income taxes                            $ 13,791        $14,519             $ 9,540
       --------------------------------------------------------------------------------------------

       Effective tax rate                                    35%            33%                 34%
       -------------------------------------------------------------------------------------------

       Composition of federal income taxes

       Current:
          United States                                $ 29,435        $ 2,555             $ 4,742
          Foreign                                            21              -                   -
       --------------------------------------------------------------------------------------------
       Total                                             29,456          2,555                4,742
       --------------------------------------------------------------------------------------------

       Deferred:
          United States                                 (15,665)        11,964                4,798
       --------------------------------------------------------------------------------------------
       Federal income taxes                            $ 13,791        $14,519             $  9,540
       --------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



10.    FEDERAL INCOME TAXES, Continued

       The net deferred tax assets at December 31, 1996 and 1995 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


       (in thousands)                                                           1996         1995
       ------------------------------------------------------------------------------------------
       Deferred tax assets:
         Benefit, reinsurance and other reserves                             $79,484    $  67,104
         Other                                                                 3,043        2,570
       ------------------------------------------------------------------------------------------
           Total                                                              82,527       69,674
       ------------------------------------------------------------------------------------------

       Deferred tax liabilities:
         Investments, Net                                                     12,113       19,625
         Deferred acquisition costs and
           value of insurance in force                                        10,066        6,285
         Other                                                                   662          536
       ------------------------------------------------------------------------------------------
          Total                                                               22,841       26,446
       ------------------------------------------------------------------------------------------

       Net deferred tax asset before valuation allowance                      59,686       43,228
       Valuation allowance for deferred tax assets                            (2,070)      (2,070)
       ------------------------------------------------------------------------------------------

       Net deferred tax asset after valuation allowance                      $57,616      $41,158
       ------------------------------------------------------------------------------------------

       Starting in 1994 and continuing for at least five years, TIC and its life insurance subsidiaries, including the Company, will file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to TIC. Any credits for losses will be paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

       A net deferred tax asset valuation allowance of $2.1 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1996. The initial recognition of any benefit provided by the reversal of the valuation allowance will be recognized by reducing goodwill.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



10.    FEDERAL INCOME TAXES, Continued

       In management's judgment, the $57.6 million "net deferred tax asset after valuation allowance" as of December 31, 1996, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 1996, the Company has no ordinary or capital loss carryforwards.

       The "policyholders surplus account", which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $2.0 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $700 thousand.

11.    NET INVESTMENT INCOME

       (For the year ended December 31, in thousands)          1996         1995          1994
       ---------------------------------------------------------------------------------------
       Gross investment income

       Fixed maturities                                     $54,029      $49,486       $44,354
       Equity securities                                        411          497           827
       Mortgage loans                                        15,491       11,644        17,178
       Real estate held for sale                              3,480        2,476         6,299
       Other                                                 19,770        2,552         4,480
       ---------------------------------------------------------------------------------------
                                                             93,181       66,655        73,138
       ---------------------------------------------------------------------------------------

       Investment expenses                                    4,141        3,446         7,045
       ---------------------------------------------------------------------------------------
       Net investment income                                $89,040      $63,209       $66,093
       ---------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES)

       Realized investment gains (losses) for the periods were as follows:


       (For the year ended December 31, in thousands)            1996         1995          1994
       -----------------------------------------------------------------------------------------
       Realized

       Fixed maturities                                      $(11,491)     $(4,240)      $  (908)
       Equity securities                                        4,613        6,138         1,675
       Mortgage loans                                           1,979          725            36
       Real estate held for sale                                  (73)         (35)            -
       Other                                                   (4,641)      16,125        (2,877)
       -----------------------------------------------------------------------------------------
       Realized investment gains (losses)                    $ (9,613)     $18,713       $(2,074)
       -----------------------------------------------------------------------------------------


       Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:


       (For the year ended December 31, in thousands)           1996          1995           1994
       ------------------------------------------------------------------------------------------
       Unrealized
       Fixed maturities                                     $(23,953)     $111,551       $(65,205)
       Equity securities                                        (746)        1,834            (27)
       Other                                                  22,431         4,390            (28)
       ------------------------------------------------------------------------------------------
                                                              (2,268)      117,775        (65,260)
       Related taxes                                            (794)       41,221        (22,841)
       ------------------------------------------------------------------------------------------
       Change in unrealized investment gains (losses)         (1,474)       76,554        (42,419)
       Balance beginning of year                              35,330       (41,224)         1,195
       ------------------------------------------------------------------------------------------
       Balance end of year                                  $ 33,856      $ 35,330       $(41,224)
       ------------------------------------------------------------------------------------------


       Fixed Maturities

       Proceeds from sales of fixed maturities classified as available for sale were $979.0 million and $460.0 million in 1996 and 1995, respectively. Gross gains of $8.4 million and $7.9 million and gross losses of $19.9 million and $10.3 million in 1996 and 1995, respectively, were realized on those sales.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued


       The amortized cost and fair values of investments in fixed maturities were as follows:

       December 31, 1996
       ----------------------------------------------------------------------------------------------------
                                                                    Gross           Gross
                                               Amortized       unrealized      unrealized              Fair
       (in thousands)                               cost            gains          losses             value
       ----------------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                         $ 88,138          $ 1,637          $  629          $ 89,146
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                     115,059           10,371              61           125,369
          Obligations of states and
             political subdivisions                3,500              255              --             3,755
          Debt securities issued
             by foreign governments               56,097            1,473           1,269            56,301
          All other corporate bonds              409,294           13,862           3,277           419,879
          Redeemable preferred stock                  85               --              --                85
       ----------------------------------------------------------------------------------------------------
          Total                                 $672,173          $27,598          $5,236          $694,535
       ----------------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued


       December 31, 1995
       ------------------------------------------------------------------------------------------
                                                                Gross        Gross
                                              Amortized    unrealized   unrealized           Fair
       (in thousands)                              cost         gains       losses          value
       ------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                        $ 89,044       $ 2,545       $  378       $ 91,211
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                    160,988        24,267            1        185,254
          Obligations of states and
             political subdivisions               3,500           499            -          3,999
          All other corporate bonds             424,676        21,576        2,162        444,090
          Redeemable preferred stock                 85             -            -             85
       ------------------------------------------------------------------------------------------
          Total                                $678,293       $48,887       $2,541       $724,639
       ------------------------------------------------------------------------------------------

       The amortized cost and fair value of fixed maturities available for sale at December 31, 1996, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       Maturity                                         Amortized           Fair
       (in thousands)                                        cost          value
       -------------------------------------------------------------------------
       Due in one year or less                           $ 11,184       $ 11,204
       Due after 1 year through 5 years                    50,397         50,366
       Due after 5 years through 10 years                 169,634        173,049
       Due after 10 years                                 352,820        370,770
       -------------------------------------------------------------------------
                                                          584,035        605,389
       Mortgage-backed securities                          88,138         89,146
       -------------------------------------------------------------------------
          Total                                          $672,173       $694,535
       -------------------------------------------------------------------------

       The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       At December 31, 1996 and 1995, the Company held CMOs with a market value of $67.7 million and $68.6 million, respectively. The Company's CMO holdings are 100% and approximately 94% collateralized by GNMA, FNMA or FHLMC securities at December 31, 1996 and 1995, respectively.

       Equity Securities

       The cost and market values of investments in equity securities were as follows:

       December 31, 1996
       ----------------------------------------------------------------------------------------------------
                                                                 Gross             Gross
                                                            unrealized        unrealized               Fair
       (in thousands)                            Cost            gains            losses              value
       -----------------------------------------------------------------------------------------------------
       Common stocks                           $1,630           $2,845               $83             $4,392
       Nonredeemable preferred stocks           5,024              138                 -              5,162
       ----------------------------------------------------------------------------------------------------
         Total                                 $6,654           $2,983               $83             $9,554
       ----------------------------------------------------------------------------------------------------



       December 31, 1995
       ----------------------------------------------------------------------------------------------------
                                                                  Gross            Gross
                                                             unrealized       unrealized               Fair
       (in thousands)                            Cost             gains           losses              value
       ----------------------------------------------------------------------------------------------------
       Common stocks                           $3,310            $3,374             $ 68            $ 6,616
       Nonredeemable preferred stocks           6,143               340                -              6,483
       ----------------------------------------------------------------------------------------------------
         Total                                 $9,453            $3,714             $ 68            $13,099
       ----------------------------------------------------------------------------------------------------


       Proceeds from sales of equity securities were $12.8 million and $11.8 million in 1996 and 1995, respectively. Gross gains of $4.7 million and $4.9 million and gross losses of $155 thousand and $474 thousand in 1996 and 1995, respectively, were realized on those sales.

       Real estate held for sale and mortgage loans

       Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       At December 31, 1996 and 1995, the Company's real estate held for sale and mortgage loan portfolios consisted of the following:

       (in thousands)                                           1996          1995
       ---------------------------------------------------------------------------
       Current mortgage loans                               $ 90,394      $108,142
       Underperforming mortgage loans                            148        17,671
       ---------------------------------------------------------------------------
              Total                                           90,542       125,813
       ---------------------------------------------------------------------------

       Real estate held for sale                              10,111         8,995
       ---------------------------------------------------------------------------
              Total                                         $100,653      $134,808
       ---------------------------------------------------------------------------


       Aggregate annual maturities on mortgage loans at December 31, 1996 are as follows:

       (in thousands)
       ---------------------------------------------------
       Past maturity                               $ 1,677
       1997                                          5,662
       1998                                            316
       1999                                          5,088
       2000                                          5,734
       2001                                          5,678
       Thereafter                                   66,387
       ---------------------------------------------------
          Total                                    $90,542
       ---------------------------------------------------

       Concentrations

       At December 31, 1996 the Company had investments of $75.1 million in the State of Israel and $40.6 million in Merrill Lynch Trust Series 45. In 1995, the Company had no concentration of credit risk in a single investee exceeding 10% of shareholder's equity.

       The Company participates in a short-term investment pool maintained by an affiliate. See Note 9.

       Included in fixed maturities are below investment grade assets totaling $40.7 million and $59.0 million at December 31, 1996 and 1995, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The Company also had concentrations of investments, primarily fixed maturities, in the following industries:

       (in thousands)                                                            1996        1995
       ------------------------------------------------------------------------------------------
       Foreign governments                                                   $108,850     $     -
       Finance                                                                 90,222      25,853
       Transportation                                                          86,819      44,118
       ------------------------------------------------------------------------------------------

       Below investment grade assets included in the totals of the previous table were as follows:

       (in thousands)                                                          1996        1995
       ----------------------------------------------------------------------------------------
       Foreign governments                                                   $6,567     $     -
       Finance                                                                2,386         451
       Transportation                                                           776      18,648
       ----------------------------------------------------------------------------------------


       Concentrations of mortgage loans by property type at December 31, 1996 and 1995 were as follows:

       (in thousands)                                                           1996        1995
       -----------------------------------------------------------------------------------------
       Agricultural                                                          $33,501     $29,820
       Office                                                                 22,533      32,024
       Retail                                                                 20,024      27,870
       -----------------------------------------------------------------------------------------


       The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

       Non-Income Producing Investments

       Investments included in the balance sheets that were non-income producing for the preceding 12 months were insignificant.

       Restructured Investments

       The Company had mortgage loan and debt securities which were restructured at below market terms totaling approximately $1.0 million and $17.7 million at December 31, 1996 and 1995, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant in 1996 and amounted to $4.9 million in 1995. Interest on these assets, included in net investment income, was insignificant in 1996 and amounted to $2.0 million in 1995.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



13.    LIFE AND ANNUITY DEPOSIT FUNDS AND RESERVES

       At December 31, 1996, the Company had $740.6 million of life and annuity deposit funds and reserves. Of that total, $659.0 million were not subject to discretionary withdrawal based on contract terms. The remaining $81.6 million were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $50.4 million of liabilities that are surrenderable with market value adjustments. An additional $31.2 million of the life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 6.7%. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

14. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES

       The following table reconciles net income to net cash provided by (used in) operating activities:

       (For the year ended December 31, in thousands)                       1996             1995              1994
       ------------------------------------------------------------------------------------------------------------
       Net income from continuing operations                            $ 25,791         $ 28,917          $ 18,325
         Adjustments to reconcile net income to
             cash provided by operating activities
           Realized (gains) losses                                         9,613          (18,713)            2,074
           Deferred federal income taxes                                 (15,665)          11,964             4,798
           Amortization of deferred policy acquisition
              costs and value of insurance in force                        3,286            1,563                 -
           Additions to deferred policy acquisition costs                (20,753)          (3,109)          (21,014)
           Investment income accrued                                       1,308             (819)            1,085
           Premium balances receivable                                    (3,561)          (2,277)                -
           Insurance reserves and accrued expenses                       (16,459)         (20,081)          (16,062)
           Other                                                         (13,419)         (46,076)           18,371
       ------------------------------------------------------------------------------------------------------------

           Net cash provided by (used in) operating activities          $(29,859)        $(48,631)         $  7,577
       ------------------------------------------------------------------------------------------------------------

15.    NONCASH INVESTING AND FINANCING ACTIVITIES

       Significant noncash investing and financing activities include: a) the transfer of $2.6 million of real estate held for sale and mortgage loans from one of the Company's separate accounts to the general account in 1995, b) acquisition of real estate through foreclosures of mortgage loans amounting to $1.1 million, $0 and $10.3 million in 1996, 1995 and 1994, respectively.

                                  VINTAGELIFE
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                   PROSPECTUS

                  INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          HARTFORD, CONNECTICUT 06183


L-12415                                                                May, 1997

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Section 33-320a of the Connecticut General Statutes regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-320a provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

o    The facing sheet.

o    The Prospectus.

o    The undertaking to file reports.

o    The signatures.

o    Written consents of the following persons:

         A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

         B. Consent and Actuarial Opinion, pertaining to the illustrations contained in the Prospectus.

         C.       Consent of Coopers & Lybrand L.L.P., Independent Accountants.

         D. Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

o    The following Exhibits:

         1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

         2.       Not applicable.

         3(a). Form of Distribution Agreement among the Registrant, The Travelers Life and Annuity Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

         3(b). Specimen Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 33-63927, filed April 22, 1996.)

         3(c).    Agents Agreement, including schedule of sales commissions.

         4.       None

         5. Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

         6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

         6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

         7.       None
         8.       None
         9.       None

         10.      Application for Variable Life Insurance Policy.

         11. Opinion of Counsel, regarding the legality of securities being registered.

         12. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart, Katherine M. Sullivan, Robert I. Lipp and Marc P. Weill.

         13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

         27.      Financial Data Schedules.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Variable Life Insurance Separate Account One, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 24th day of April, 1997.


           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE
                                  (Registrant)



                            By: *IAN R. STUART
                                 Ian R. Stuart
                                 Senior Vice President, Chief Financial Officer Chief Accounting Officer and Controller
                                 The Travelers Life and Annuity Company



By: ERNEST J. WRIGHT
Secretary
The Travelers Life and Annuity Company

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Depositor, The Travelers Life and Annuity Company, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 24th day of April, 1997.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)


                             By: *IAN R. STUART
                                 -----------------------------------------------
                                  Ian R. Stuart
                                  Senior Vice President, Chief Financial Officer Chief Accounting Officer and Controller


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 24, 1997.



*MICHAEL A. CARPENTER                     Director, Chairman of the Board,
--------------------------------------    President and Chief Executive Officer
(Michael A. Carpenter)

*JAY S. BENET                             Director
--------------------------------------
(Jay S. Benet)

*GEORGE C. KOKULIS                        Director
--------------------------------------
(George C. Kokulis)

*ROBERT I. LIPP                           Director
--------------------------------------
(Robert I. Lipp)

*IAN R. STUART                            Director, Senior Vice President, Chief
--------------------------------------    Financial Officer, Chief Accounting Officer
(Ian R. Stuart)                           and Controller

*KATHERINE M. SULLIVAN                    Director
--------------------------------------
(Katherine M. Sullivan)


*MARC P. WEILL                            Director
--------------------------------------
(Marc P. Weill)


*By:   Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Attachment
  or
Exhibit
  No.          Description                                                             Method of Filing
-------        -----------                                                             ----------------
OPINIONS AND CONSENTS:

      A.       Consent of Katherine M. Sullivan, General Counsel, to                    Electronically
               the filing of her opinion as an exhibit to this Registration             (See Exhibit 11)
               Statement and to the reference to her opinion under the caption
               "Legal Proceedings and Opinion" in the Prospectus.

      B.       Consent and Actuarial Opinion pertaining to the                          Electronically
               illustrations contained in the Prospectus.

      C.       Consent of Coopers & Lybrand L.L.P., Independent                         Electronically
               Accountants.

      D.       Consent of KPMG Peat Marwick LLP, Independent                            Electronically
               Certified Public Accountants.

The following Exhibits:

      1.       Resolution of the Board of Directors of  The Travelers
               Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the
               Registration Statement on Form S-6, filed August 21, 1995.)

   3(a).       Form of Distribution Agreement between the Registrant,
               The Travelers Life and Annuity Company and Tower
               Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the
               Registration Statement on Form S-6, filed August 21, 1995.)

   3(b). Specimen Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective
               Amendment No. 1 to the Registration Statement on
               Form S-6, File No. 33-63927, filed April 22, 1996.)

   3(c).       Agents Agreement, including schedule of sales commissions                Electronically

      5. Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment
               No. 1 to the Registration Statement on Form S-6, filed
               August 21, 1995.)

   6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration
               Statement on Form N-4, File No. 33-58131, filed via
               Edgar on March 17, 1995.)

Attachment
  or
Exhibit
  No.          Description                                                             Method of Filing
-------        -----------                                                             ----------------
   6(b).       By-Laws of The Travelers Life and Annuity Company,
               as amended on October 20, 1994.   (Incorporated
               herein by reference to Exhibit 3(b) to the Registration
               Statement on Form N-4, File No. 33-58131, filed via
               Edgar on March 17, 1995.)

     10.       Application for Variable Life Insurance Policy.                          Electronically

     11.       Opinion of Counsel regarding the legality of the                         Electronically
               securities being registered.

     12.       Powers of Attorney authorizing Ernest J. Wright or                       Electronically
               Kathleen A. McGah as signatory for Michael A. Carpenter,
               Jay S. Benet, George C. Kokulis, Ian R. Stuart and
               Katherine M. Sullivan, Robert I. Lipp and Marc P. Weill.

     13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii) (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the
               Registration Statement on Form S-6, filed August 21, 1995.)

     27.       Financial Data Schedules.                                                Electronically